Exhibit 99.1

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SIDLEY AUSTIN LLP

Thomas R. Califano (24122825)

Rakhee V. Patel (00797213)

Jeri Leigh Miller (24102176)

2021 McKinney Avenue, Suite 2000

Dallas, Texas 75201

Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	tom.califano@sidley.com rpatel@sidley.com jeri.miller@sidley.com

SIDLEY AUSTIN LLP

Andres Barajas (admitted pro hac vice)

Weiru Fang (admitted pro hac vice)

787 Seventh Avenue

New York, New York 10019

Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	andres.barajas@sidley.com weiru.fang@sidley.com

Attorneys for the Debtors and

Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re: EBIX, INC., et al.[1] Debtors.	Chapter 11 Case No. 23-80004 (SWE) (Jointly Administered)

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

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GLOBAL NOTES FOR THE

MARCH 2024 MONTHLY OPERATING REPORTS

On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE).

1.

General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.

Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. The Debtors have not separately classified the assets held for sale following entry of the order approving the sale of the Debtors’ North American life and annuity assets. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect adjustments made to the financial statements contained in the previously filed December 2023 monthly operating reports. The financial statements

2

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presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

3.	Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period.

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries.

6.

Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.

7.

Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

8.

Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.

9.

Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in-possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255].

3

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10.

Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein.

11.	Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors.

12.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

13.	Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors’ available information.

14.

Payments To or On Behalf of Nonbankruptcy Professionals. Although all payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 295], the objection period for certain of these ordinary course professionals has not yet passed as of the filing of this MOR.

15.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors.

16.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

* * * END OF GLOBAL NOTES * * *

4

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UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS

In Re. Ebix, Inc.	§	Case No. 23-80004
§
	§	Lead Case No. 23-80004
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended: 03/31/2024		Petition Date: 12/17/2023
Months Pending: 4		Industry Classification:	5	1	8	2

Reporting Method:	Accrual Basis ☒	Cash Basis ☐

Debtor’s Full-Time Employees (current):		394

Debtor’s Full-Time Employees (as of date of order for relief):		425

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☒	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☒	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

04/22/2024
Date	1 Ebix Way Johns Creek, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name Ebix Inc.	Case No.23-80004

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$14,436,894

b.	Total receipts (net of transfers between accounts)	$20,063,010	$63,312,137

c.	Total disbursements (net of transfers between accounts)	$20,105,165	$47,896,534

d.	Cash balance end of month (a+b-c)	$14,394,739

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$20,105,165	$47,896,534

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$24,276,102

b.	Accounts receivable over 90 days outstanding (net of allowance)	$12,978,861

c.	Inventory ( Book ☒ Market ☐ Other ☐ (attach explanation))	$113,415

d	Total current assets	$140,285,890

e.	Total assets	$542,116,095

f.	Postpetition payables (excluding taxes)	$140,353,676

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$402,558

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$140,756,234

k.	Prepetition secured debt	$583,983,008

l.	Prepetition priority debt	$0

m.	Prepetition unsecured debt	$316,168,864

n.	Total liabilities (debt) (j+k+l+m)	$1,040,908,105

o.	Ending equity/net worth (e-n)	$-498,792,010

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$11,163,037

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$6,431,834

c.	Gross profit (a-b)	$4,731,203

d.	Selling expenses	$1,014,308

e.	General and administrative expenses	$2,064,083

f.	Other expenses	$0

g.	Depreciation and/or amortization (not included in 4b)	$535,759

h.	Interest	$580,758

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$12,061,306

k.	Profit (loss)	$-11,525,011	$-22,717,243

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name Ebix Inc.	Case No.23-80004

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$6,391,196	$8,084,058	$6,391,196	$8,084,058
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Mayor Brown LLP	Other	$ 765,951	$1,891,317	$ 765,951	$1,891,317
	ii	FTI Consulting	Financial Professional	$ 293,952	$ 861,448	$ 293,952	$ 861,448
	iii	Jefferies Finance LLC	Financial Professional	$ 915,000	$ 915,000	$ 915,000	$ 915,000
	iv	Omni Agent Solutions Inc	Other	$ 251,077	$ 251,077	$ 251,077	$ 251,077
	v	AlixPartners	Financial Professional	$2,078,138	$2,078,138	$2,078,138	$2,078,138
	vi	Sidley Austin LLP	Lead Counsel	$2,087,078	$2,087,078	$2,087,078	$2,087,078
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UST Form 11-MOR (12/01/2021)	3

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Debtor’s Name Ebix Inc.	Case No.23-80004

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UST Form 11-MOR (12/01/2021)	4

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Debtor’s Name Ebix Inc.	Case No.23-80004

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$25,643	$30,443	$25,643	$30,443
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Baker Tilly	Financial Professional	$0	$0	$0	$0
	ii	Bass, Berry & Sims PLC	Local Counsel	$0	$0	$0	$0
	iii	Catalyst Global LLC	Local Counsel	$0	$0	$0	$0
	iv	Ernst & Young India	Financial Professional	$0	$0	$0	$0
	v	Ernst & Young US LLP	Financial Professional	$0	$0	$0	$0
	vi	Gokare Law Firm	Local Counsel	$13,125	$16,275	$13,125	$16,275
	vii	Hadef & Partners LLC	Local Counsel	$0	$0	$0	$0
	viii	Hilco Real Estate Appraisal, LL	Other	$4,750	$4,750	$4,750	$4,750
	ix	Indus Law	Local Counsel	$0	$0	$0	$0
	x	KG Somani & Co LLP	Financial Professional	$0	$0	$0	$0
	xi	KPMG India Private Limited	Financial Professional	$0	$0	$0	$0
	xii	Marketsphere Consulting	Financial Professional	$0	$1,650	$0	$1,650
	xiii	Nelson Mullins Riley & Scarbo	Local Counsel	$0	$0	$0	$0
	xiv	PricewaterhouseCoopers LLP	Financial Professional	$0	$0	$0	$0

UST Form 11-MOR (12/01/2021)	5

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Debtor’s Name Ebix Inc.	Case No.23-80004

xv	Skadden, Arps, Slate, Meagher	Local Counsel	$7,768	$7,768	$7,768	$7,768
xvi	Strikeman Elliot LLP	Local Counsel	$0	$0	$0	$0
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UST Form 11-MOR (12/01/2021)	6

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Debtor’s Name Ebix Inc.	Case No.23-80004

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UST Form 11-MOR (12/01/2021)	7

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Debtor’s Name Ebix Inc.	Case No.23-80004

xcix
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c.	All professional fees and expenses (debtor & committees)	$ 6,416,839	$ 8,114,501	$ 6,416,839	$ 8,114,501

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0

b.	Postpetition income taxes paid (local, state, and federal)	$0	$0

c.	Postpetition employer payroll taxes accrued	$341	$133,396

d.	Postpetition employer payroll taxes paid	$0	$0

e.	Postpetition property taxes paid	$0	$0

f.	Postpetition other taxes accrued (local, state, and federal)	$82,558	$269,161

g.	Postpetition other taxes paid (local, state, and federal)	$125,379	$315,037

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ☒	No ☐

b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ☐	No ☒

c.		Were any payments made to or on behalf of insiders?	Yes ☒	No ☐

d.		Are you current on postpetition tax return filings?	Yes ☒	No ☐

e.		Are you current on postpetition estimated tax payments?	Yes ☒	No ☐

f.		Were all trust fund taxes remitted on a current basis?	Yes ☒	No ☐

g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ☒	No ☐

h.		Were all payments made to or on behalf of professionals approved by the court?	Yes ☒	No ☐	N/A ☐

i.	Do you have:	Worker’s compensation insurance?	Yes ☒	No ☐

		If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)

		Casualty/property insurance?	Yes ☒	No ☐

		If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)

		General liability insurance?	Yes ☒	No ☐

		If yes, are your premiums current?	Yes ☒	No ☐	N/A ☐	(if no, see Instructions)

j.		Has a plan of reorganization been filed with the court?	Yes ☒	No ☐

k.		Has a disclosure statement been filed with the court?	Yes ☒	No ☐

l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ☒	No ☐

UST Form 11-MOR (12/01/2021)	8

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Debtor’s Name Ebix Inc.	Case No.23-80004

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0

b.	Gross income (receipts) from self-employment	$0

c.	Gross income from all other sources	$0

d.	Total income in the reporting period (a+b+c)	$0

e.	Payroll deductions	$0

f.	Self-employment related expenses	$0

g.	Living expenses	$0

h.	All other expenses	$0

i.	Total expenses in the reporting period (e+f+g+h)	$0

j.	Difference between total income and total expenses (d-i)	$0

k.	List the total amount of all postpetition debts that are past due	$0

l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ☐	No ☒
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ☐	No ☐	N/A ☒

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	04/22/2024
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Debtor’s Name Ebix Inc.	Case No.23-80004

UST Form 11-MOR (12/01/2021)	10

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Debtor’s Name Ebix Inc.	Case No.23-80004

UST Form 11-MOR (12/01/2021)	11

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Debtor’s Name Ebix Inc.	Case No.23-80004

UST Form 11-MOR (12/01/2021)	12

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MOR-1
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Statement of Cash Receipts and Disbursements—(Unaudited)	Reporting Period: March 1 - March 31, 2024

Ebix, Inc.
Receipts
Customer Receipts	$12,048,234
Other Receipts	8,014,776
Debt Proceeds	—

Total Receipts	$20,063,010
Disbursements
Payroll & Benefits	$(3,886,598)
3rd Party Trade Vendors	(2,093,618)
Ordinary Course Professionals	—
Taxes & Duties	(125,415)
Other Operating Disbursements	(30,000)

Total Disbursements	$(6,135,631)

Net Operating Cash Flow	$13,927,378

Other Non-Operating Cash Flows	$—
Restructuring Professional Fees	(12,913,673)
Debt Service - Fees	(1,055,861)

Total Non-operating Cash Flows	$(13,969,534)
Intercompany
Intercompany Transfers (receipts)	—
Intercompany Transfers (disbursements)	(1,797,532)

Intercompany Transfers (net)	$(1,797,532)

Net Cash Flow	$(1,839,688)

Beginning Bank Cash	$14,436,894
Net Cash Flow	(1,839,688)

Ending Bank Cash	$12,597,206

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 18 of 80

MOR-2
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Balance Sheet as of March 31, 2024 - (Unaudited)	Reporting Period: March 1 - March 31, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Assets
Current Assets:
Cash and Cash equivalents	$13,643,393	$—	$—	$—	$—	$—
Fiduciary funds - restricted	—	—	—	—	—	—
Accounts receivable, less allowance	26,674,184	41,640	241,427	64,866	7,794,559	571,271
Intercompany receivable	80,012,375	—	—	—	—	—
Other current assets	19,955,937	—	—	1,409	243	56,673

Total current assets	$140,285,890	$41,640	$241,427	$66,275	$7,794,802	$627,944
Property and equipment, net	22,210,403	766	—	—	—	10,229
Right-of-Use Assets	268,828	578,351	—	—	—	127,458
Goodwill	192,040,854	—	4,706,870	20,404,124	13,540,891	60,111,616
Intangible assets, net	3,465,838	—	226,104	0	(0)	204,112
Indefinite-lived intangibles	14,240,000	—	—	—	—	—
Capitalized software development costs, net	162,318	—	—	—	—	—
Deferred tax assets, net—long-term	22,033,811	—	(8,308)	(992,339)	3,074,537	1,921,924
Other assets	147,408,152	—	(5,216,707)	—	—	—

Total assets	$542,116,095	$620,756	$(50,614)	$19,478,060	$24,410,230	$63,003,283

Liabilities & Equity
Current Liabilities
Accounts Payable and accrued expenses	$20,057,675	$—	$—	$4,584	$—	$28,689
Accrued payroll and related benefits	1,299,066	6,747	—	—	776	—
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability—restricted	—	—	—	—	—	—
Short term debt	93,000,000	—	—	—	—	—
Current portion of long term debt and capital lease obligations	—	—	—	—	—	—
Intercompany payable	2,457,974	2,743,588	11,506	(34,311)	1,268,677	11,722
Deferred revenue	23,939,911	—	145,710	1,551	302,597	579,134
Short term lease liability	—	—	—	—	—	—
Other current liabilities	1,608	—	—	—	—	—

Total Current Liabilities	$140,756,234	$2,750,335	$157,216	$(28,177)	$1,572,050	$619,544
Liabilities Subject to Compromise
Accounts Payable and accrued expenses	$7,744,368	$34,700	$—	$5,179	$10,842	$70,309
Accrued payroll and related benefits	180,350	—	—	—	—	—
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability—restricted	—	—	—	—	—	—
Short term debt	585,410,216	—	—	—	—	—
Current portion of long term debt and capital lease obligations	96,528	—	—	—	—	—
Intercompany payable	303,282,320	49,576,672	(4,669,565)	(4,745,420)	9,464,805	(36,903,570)
Deferred revenue	—	—	—	—	—	—
Short term lease liability	361,156	—	—	—	—	—
Other current liabilities	(6,587)	—	—	—	(1,648)	(51,295)

Total Liabilities Subject to Compromise	$897,068,351	$49,611,372	$(4,669,565)	$(4,740,241)	$9,473,998	$(36,884,557)
Long term debt and capital lease obligation, less current portion	9,650	—	—	—	—	—
Other liabilities	2,329,890	—	—	—	—	—
Earnout contingencies	—	—	—	—	—	—
Put option liability	—	—	—	—	—	—
Long term lease liability	743,980	—	—	—	—	—

Total liabilities	$1,040,908,105	$52,361,707	$(4,512,349)	$(4,768,417)	$11,046,048	$(36,265,013)
Common stock, $.10 par value	3,790,888	—	—	—	—	—
Additional paid-in capital	4,036,749	—	—	20,000,000	21,532,000	88,420,090
Treasury stock	—	—	—	—	—	—
Retained earnings	(517,313,410)	(51,740,951)	4,461,734	4,246,478	(8,167,818)	10,848,206
Accumulated other comprehensive income	(529,688)	—	—	—	—	—

Total Ebix, Inc. stockholders’ equity	$(510,015,460)	$(51,740,951)	$4,461,734	$24,246,478	$13,364,182	$99,268,296
Noncontrolling interest	11,223,450	—	—	—	—	—

Total stockholders’ equity	$(498,792,010)	$(51,740,951)	$4,461,734	$24,246,478	$13,364,182	$99,268,296

Total Liabilities & Equity	$542,116,095	$620,756	$(50,614)	$19,478,060	$24,410,230	$63,003,283

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 19 of 80

MOR-3
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Statement of Operations for the month of March 2024—(Unaudited)	Reporting Period: March 1 - March 31, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue
Operating Revenue	$11,163,037	$21,420	$81,395	$151,661	$129,826	$458,273

Total Revenue	11,163,037	21,420	81,395	151,661	129,826	458,273
Operating Expenses
Services and other costs	4,935,891	901,120	31,315	73,426	487,489	347,763
Product Development	1,495,943	28,182	26,405	41,701	—	28,293
Sales and Marketing	1,014,308	—	—	20,846	—	—
General and Administrative	2,064,083	(29)	6,792	533	1,886	382
Amortization and Depreciation	535,759	16,890	10,277	—	—	9,787

Total Operating Income	$1,117,053	$(924,744)	$6,605	$15,156	$(359,550)	$72,047

Interest Income	—	—	—	—	—	—
Interest Expense	(580,758)	—	—	—	—	—
Reorganization Fees	(12,061,306)	—	—	—	—	—
Other non-operating income	—	—	—	—	—	—
Foreign exchange gain/loss	—	—	—	—	—	—

Income before taxes	$(11,525,011)	$(924,744)	$6,605	$15,156	$(359,550)	$72,047

Income tax expenses	—	—	—	—	—	—
Net Income (loss) including noncontrolling interest	—	—	—	—	—	—
Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—

Net income (loss)	$(11,525,011)	$(924,744)	$6,605	$15,156	$(359,550)	$72,047

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 20 of 80

MOR-4
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Accounts Receivable Aging	Reporting Period: March 1 - March 31, 2024

Entity	Current	30 Days	60 Days	90 Days	120 Days	Allowance for Doubtful Accounts	Total
Ebix, Inc.	$13,989,729	$2,571,127	$2,071,229	$1,844,878	$11,133,983	$(7,334,843)	$24,276,102
P.B. Systems, Inc.	21,420	21,420	—	—	190,687	(191,887)	41,640
Facts Services, Inc.	97,823	6,838	23,224	6,806	68,648	(19,107)	184,233
Agency Solutions.com, LLC d/b/a/ Health Connect LLC	38,757	2,322	10,372	7,289	48,364	(42,239)	64,866
ConfirmNet Corporation	382,909	46,347	141,773	14,349	7,370,089	(160,909)	7,794,559
A.D.A.M., Inc.	240,566	(8,190)	197,051	2,649	92,110	(279,700)	244,487

Total Accounts Receivable	$14,771,205	$2,639,864	$2,443,650	$1,875,972	$18,903,881	$(8,028,685)	$32,605,887

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 21 of 80

MOR-5
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Disbursements by Entity	Reporting Period: March 1 - March 31, 2024

Date	Check Number	Amount	Vendor	Entity
3/1/2024		$(87,952.79)	Datasite	Ebix, Inc.
3/1/2024		(35,078.59)	Change Healthcare	Ebix, Inc.
3/1/2024		(23,746.00)	Berkley Technology Und	Ebix, Inc.
3/1/2024		(23,361.20)	Ztek Consulting Inc	Ebix, Inc.
3/1/2024		(15,909.09)	Lockton	Ebix, Inc.
3/1/2024		(14,988.00)	Crime Fighters of Atla	Ebix, Inc.
3/1/2024		(13,125.00)	GOKARE LAW FIRM	Ebix, Inc.
3/1/2024		(12,668.80)	Fair Health Inc	Ebix, Inc.
3/1/2024		(11,559.00)	Persistent Systems Inc	Ebix, Inc.
3/1/2024		(5,693.00)	K&C Building Maintenan	Ebix, Inc.
3/1/2024		(4,650.00)	Dan Celia	Ebix, Inc.
3/1/2024		(3,656.75)	Craftsman Printing Inc	Ebix, Inc.
3/1/2024		(3,481.02)	Athens Paper Co	Ebix, Inc.
3/1/2024		(3,390.90)	Provident Life & Acci	Ebix, Inc.
3/1/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.
3/1/2024		(2,970.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
3/1/2024		(2,871.40)	DEBORAH GUIN	Ebix, Inc.
3/1/2024		(2,850.00)	Philomena Dicicco	Ebix, Inc.
3/1/2024		(2,560.00)	Renee Cocchi	Ebix, Inc.
3/1/2024		(1,800.00)	Hope E Karnes Nicely	Ebix, Inc.
3/1/2024		(1,678.10)	Guardian Concentration	Ebix, Inc.
3/1/2024		(1,500.00)	James Warne Schmidley	Ebix, Inc.
3/1/2024		(1,188.00)	Alan B. Grosbach	Ebix, Inc.
3/1/2024		(1,047.50)	Elizabeth Smoots MD	Ebix, Inc.
3/1/2024		(900.00)	Travis Burke	Ebix, Inc.
3/1/2024		(897.00)	Prentiss Taylor	Ebix, Inc.
3/1/2024		(800.00)	Jeremy Juern, MD	Ebix, Inc.
3/1/2024		(700.00)	NCC Group Solutions	Ebix, Inc.
3/1/2024		(700.00)	Kenneth Sherman	Ebix, Inc.
3/1/2024		(700.00)	Lawrence Schiller	Ebix, Inc.
3/1/2024		(700.00)	Nonfocal Neurology	Ebix, Inc.
3/1/2024		(680.00)	Amy I Hall	Ebix, Inc.
3/1/2024		(500.00)	James C. Melville	Ebix, Inc.
3/1/2024		(384.00)	Kelley Allison Turner	Ebix, Inc.
3/1/2024		(377.00)	365 Operating Co LLC	Ebix, Inc.
3/1/2024		(375.00)	Christine m Lucarelli	Ebix, Inc.
3/1/2024		(354.49)	Nalco Water	Ebix, Inc.
3/1/2024		(350.00)	Mineral Inc	Ebix, Inc.
3/1/2024		(300.00)	ERIC ENDLICH, PHD	Ebix, Inc.
3/1/2024		(250.00)	Margaret Spence MD	Ebix, Inc.
3/1/2024		(250.00)	Andrew J Higdon	Ebix, Inc.
3/1/2024		(177.25)	Esker Inc	Ebix, Inc.
3/1/2024		(150.00)	J Ivan Lopez	Ebix, Inc.
3/1/2024		(125.00)	Bradley Allen Sharpe	Ebix, Inc.
3/1/2024		(125.00)	Niloofar Latifi	Ebix, Inc.
3/1/2024		(125.00)	Mona Krouss	Ebix, Inc.
3/1/2024		(99.90)	HIRERIGHT LLC	Ebix, Inc.
3/1/2024		(37.05)	DF Inst	Ebix, Inc.
3/1/2024		(700.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/1/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/1/2024	14408	(100.00)	Chad Burke	Ebix, Inc.
3/1/2024	14443	(625.00)	Christopher George Bazewicz	Ebix, Inc.
3/1/2024	14450	(600.00)	Cinthia Elkins	Ebix, Inc.
3/1/2024	14451	(261.90)	EZOT, INC	Ebix, Inc.
3/1/2024	14473	(300.00)	Ryan Lawrence Steinberg	Ebix, Inc.
3/1/2024	14475	(842.17)	Greg Thompson	Ebix, Inc.
3/1/2024		(210.76)	NEVADA TAX	Ebix, Inc.

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 22 of 80

Date	Check Number	Amount	Vendor	Entity
3/1/2024		(1,608.93)	UTAH801/297-7703	Ebix, Inc.
3/1/2024		(2,500.00)	Digicert	Ebix, Inc.
3/1/2024		(4,750.00)	Hilco Real Estate Appraisal, LLC	Ebix, Inc.
3/1/2024		(8,921.84)	Miller Advertising Agency	Ebix, Inc.
3/1/2024		(4,315.69)	National Securities Clearing	Ebix, Inc.
3/1/2024		(50,000.00)	USPS	Ebix, Inc.
3/4/2024		(1,750.00)	Marica Borovich-Law	Ebix, Inc.
3/4/2024		(1,400.00)	Jamie Lynn Byram	Ebix, Inc.
3/4/2024	14328	(271.25)	Laura Collins	Ebix, Inc.
3/4/2024	14421	(250.00)	Marica Borovich-Law	Ebix, Inc.
3/4/2024	14440	(800.00)	Marshall S Baker	Ebix, Inc.
3/4/2024	14441	(480.00)	BALCH & BINGHAM, LLP	Ebix, Inc.
3/4/2024	14448	(800.00)	KATHLEEN CHRISTIANS	Ebix, Inc.
3/4/2024	14452	(450.00)	Paul Gellhaus	Ebix, Inc.
3/4/2024	14454	(600.00)	MELISSA MAE HAGMAN	Ebix, Inc.
3/4/2024	14458	(500.00)	Thomas Michael Loughnoy	Ebix, Inc.
3/4/2024	14467	(152.42)	OPTUM INSIGHT	Ebix, Inc.
3/4/2024	14468	(500.00)	Marianna Theresa Papademetriou	Ebix, Inc.
3/4/2024	14471	(400.00)	Stacey Rose	Ebix, Inc.
3/4/2024	14499	(9,018.11)	ORACLE AMERICA, INC	Ebix, Inc.
3/4/2024	14501	(400.00)	Stacey Rose	Ebix, Inc.
3/4/2024	14502	(1,000.00)	Thomas Schlieve	Ebix, Inc.
3/4/2024	14504	(174.59)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
3/4/2024		(20.45)	AUTHNET GATEWAY	Ebix, Inc.
3/4/2024		(29.94)	FEDERAL EXPRESS	Ebix, Inc.
3/4/2024		(17,092.26)	Sawnee Electric	Ebix, Inc.
3/4/2024		(38.61)	Amazon.com	Ebix, Inc.
3/4/2024		(89.98)	Amazon.com	Ebix, Inc.
3/4/2024		(21.19)	Amazon.com	Ebix, Inc.
3/4/2024		(45.57)	Amazon.com	Ebix, Inc.
3/4/2024		981.57	Facebook	Ebix, Inc.
3/4/2024		900.00	Facebook	Ebix, Inc.
3/4/2024		900.00	Facebook	Ebix, Inc.
3/4/2024		900.00	Facebook	Ebix, Inc.
3/4/2024		900.00	Facebook	Ebix, Inc.
3/4/2024		900.00	Facebook	Ebix, Inc.
3/4/2024		(119.37)	The Home Depot	Ebix, Inc.
3/4/2024		(145.43)	Target	Ebix, Inc.
3/4/2024		(47.81)	Target	Ebix, Inc.
3/5/2024		(33,115.43)	Adfire Health	Ebix, Inc.
3/5/2024		(14,988.00)	Crime Fighters of Atla	Ebix, Inc.
3/5/2024		(540.00)	Josef Shargorodsky	Ebix, Inc.
3/5/2024	14311	(185.16)	AMER ASSOC OF ORTHODONTICS	Ebix, Inc.
3/5/2024	14477	(792.00)	TODD M. TUTTLE, MD	Ebix, Inc.
3/5/2024	14496	(7,500.00)	MIB, INC	Ebix, Inc.
3/5/2024		(48,761.06)	Paycom Payroll	Ebix, Inc.
3/5/2024		(7,010.21)	Paycom Payroll	Ebix, Inc.
3/5/2024		(19.99)	Amazon.com	Ebix, Inc.
3/5/2024		(19.98)	Amazon.com	Ebix, Inc.
3/5/2024		(34.33)	Amazon.com	Ebix, Inc.
3/5/2024		(19.99)	Amazon.com	Ebix, Inc.
3/5/2024		(29.21)	Amazon.com	Ebix, Inc.
3/5/2024		(64.10)	Amazon.com	Ebix, Inc.
3/5/2024		(33.60)	Amazon.com	Ebix, Inc.
3/5/2024		(19.99)	Amazon.com	Ebix, Inc.
3/5/2024		(22.98)	Amazon.com	Ebix, Inc.
3/5/2024		(706.20)	Delta Airlines	Ebix, Inc.
3/5/2024		(706.20)	Delta Airlines	Ebix, Inc.
3/5/2024		(168.10)	Delta Airlines	Ebix, Inc.
3/5/2024		(673.35)	Hyatt	Ebix, Inc.
3/5/2024		(401.91)	A J R, INC.	Ebix, Inc.

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 23 of 80

Date	Check Number	Amount	Vendor	Entity
3/5/2024		(172.55)	Lowe’s	Ebix, Inc.
3/5/2024		(420.00)	Dr Jennifer Bjazevic	Ebix, Inc.
3/6/2024		(50,362.66)	St. Moritz Security Se	Ebix, Inc.
3/6/2024		(47,463.21)	Katon Partners LLC	Ebix, Inc.
3/6/2024		(32,029.00)	LinkConnector Corporat	Ebix, Inc.
3/6/2024		(4,226.25)	LunarLab LLC	Ebix, Inc.
3/6/2024		(3,430.00)	Bryan E Anderson	Ebix, Inc.
3/6/2024		(3,360.00)	ALLISON HAYS	Ebix, Inc.
3/6/2024		(1,650.00)	Twilio Inc	Ebix, Inc.
3/6/2024		(1,242.50)	Thomas Metkus	Ebix, Inc.
3/6/2024		(700.00)	William Lee	Ebix, Inc.
3/6/2024		(700.00)	Sashank Prasad	Ebix, Inc.
3/6/2024		(700.00)	Lauren Krupp	Ebix, Inc.
3/6/2024		(700.00)	Kirk R Daffner	Ebix, Inc.
3/6/2024		(525.00)	Sarah Lim MD	Ebix, Inc.
3/6/2024		(250.00)	Paycom Payroll	Ebix, Inc.
3/6/2024	14105	(1,320.00)	ROY WONG, MD	Ebix, Inc.
3/6/2024	14307	(440.00)	ROY WONG, MD	Ebix, Inc.
3/6/2024	14337	(1,000.00)	Ghali Elias Ghali	Ebix, Inc.
3/6/2024	14480	(220.00)	ROY WONG, MD	Ebix, Inc.
3/6/2024	14485	(691.26)	CONCORD III	Ebix, Inc.
3/6/2024	14491	(1,320.00)	GIIssues Inc.	Ebix, Inc.
3/6/2024		(60.99)	Amazon.com	Ebix, Inc.
3/6/2024		(40.48)	Amazon.com	Ebix, Inc.
3/6/2024		(82.97)	Amazon.com	Ebix, Inc.
3/6/2024		(52.15)	Amazon.com	Ebix, Inc.
3/6/2024		(751.21)	American Airlines	Ebix, Inc.
3/6/2024		(103.75)	Ohio Bureau of Workers’ Compensation	Ebix, Inc.
3/6/2024		(1,184.56)	Extra Space	Ebix, Inc.
3/6/2024		(523.40)	Extra Space	Ebix, Inc.
3/6/2024		(491.28)	Extra Space	Ebix, Inc.
3/6/2024		(350.90)	Extra Space	Ebix, Inc.
3/6/2024		(1,285.64)	Google	Ebix, Inc.
3/6/2024		(500.00)	Google	Ebix, Inc.
3/6/2024		(1,108.37)	Hotels.com	Ebix, Inc.
3/6/2024		(1,108.37)	Hotels.com	Ebix, Inc.
3/6/2024		(15.99)	Lyft	Ebix, Inc.
3/6/2024		(25.59)	The Home Depot	Ebix, Inc.
3/6/2024		(127.98)	Southwest Airlines	Ebix, Inc.
3/6/2024		(15.00)	Southwest Airlines	Ebix, Inc.
3/6/2024		(21.54)	TJ Maxx	Ebix, Inc.
3/7/2024		(1,960.00)	JANICE A TOWNSEND, DDS	Ebix, Inc.
3/7/2024		(630.00)	Zimin Zhao	Ebix, Inc.
3/7/2024		(379.73)	Paycom Payroll	Ebix, Inc.
3/7/2024		2.81	Citizens Bank	Ebix, Inc.
3/7/2024	14464	(300.00)	MARK MOYAD, MD	Ebix, Inc.
3/7/2024	14494	(4,600.00)	John Mardant	Ebix, Inc.
3/7/2024		(114,816.38)	Paycom Payroll	Ebix, Inc.
3/7/2024		(82.18)	Amazon.com	Ebix, Inc.
3/7/2024		(399.00)	Fueled, Inc	Ebix, Inc.
3/7/2024		(1,251.79)	Google	Ebix, Inc.
3/7/2024		(500.00)	Google	Ebix, Inc.
3/7/2024		(499.25)	Google	Ebix, Inc.
3/7/2024		(75.49)	Google	Ebix, Inc.
3/7/2024		(14.99)	Lyft	Ebix, Inc.
3/7/2024		(2,726.68)	Microsoft	Ebix, Inc.
3/7/2024		(35.00)	Sinch	Ebix, Inc.
3/7/2024		(560.20)	United Airlines	Ebix, Inc.
3/7/2024		(529.90)	United Airlines	Ebix, Inc.
3/7/2024		(4,563,378.00)	Omni Agent Solutions	Ebix, Inc.
3/8/2024		(114,998.12)	Kane Russell Coleman L	Ebix, Inc.

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 24 of 80

Date	Check Number	Amount	Vendor	Entity
3/8/2024		(54,129.22)	A.M. Best Company Inc	Ebix, Inc.
3/8/2024		(9,942.17)	Western States Envelop	Ebix, Inc.
3/8/2024		(6,566.00)	Data Memory Marketing	Ebix, Inc.
3/8/2024		(6,408.19)	NRAI	Ebix, Inc.
3/8/2024		(4,123.70)	DTCC Solutions LLC	Ebix, Inc.
3/8/2024		(3,172.86)	Lumen	Ebix, Inc.
3/8/2024		(2,884.62)	Elizabeth Temple	Ebix, Inc.
3/8/2024		(2,341.00)	Got Bugs Termite Pest	Ebix, Inc.
3/8/2024		(1,894.46)	Accuimage	Ebix, Inc.
3/8/2024		(1,080.00)	Dr Charles Schwarts	Ebix, Inc.
3/8/2024		(1,000.00)	SUSAN PIOLI	Ebix, Inc.
3/8/2024		(1,000.00)	Hether Khosa	Ebix, Inc.
3/8/2024		(966.00)	Carolyn Donahoe	Ebix, Inc.
3/8/2024		(937.50)	ERIC ENDLICH, PHD	Ebix, Inc.
3/8/2024		(829.40)	Sherry Baker	Ebix, Inc.
3/8/2024		(762.00)	Kelley Allison Turner	Ebix, Inc.
3/8/2024		(750.00)	Travis Burke	Ebix, Inc.
3/8/2024		(616.00)	CATHERINE CREASMAN	Ebix, Inc.
3/8/2024		(571.00)	Craftsman Printing Inc	Ebix, Inc.
3/8/2024		(525.22)	MMS Inc d/b/a Medical	Ebix, Inc.
3/8/2024		(500.00)	Zorba Paster	Ebix, Inc.
3/8/2024		(475.00)	Michelle Vaughn	Ebix, Inc.
3/8/2024		(210.00)	Elika Hoss	Ebix, Inc.
3/8/2024		(200.00)	Joshua Nazeer Omade’	Ebix, Inc.
3/8/2024		(197.63)	Atlanta Office Technol	Ebix, Inc.
3/8/2024		(165.00)	Sandy Mardant	Ebix, Inc.
3/8/2024		(150.00)	Joseph Bavitz	Ebix, Inc.
3/8/2024		(60.00)	Josef Shargorodsky	Ebix, Inc.
3/8/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/8/2024	14428	(600.00)	Stuart Jay Padove	Ebix, Inc.
3/8/2024	14459	(125.00)	James B. Macdonald	Ebix, Inc.
3/8/2024	14483	(1,175.01)	Aleix Bazzi	Ebix, Inc.
3/8/2024	14484	(4,335.40)	CenturyLink Communications	Ebix, Inc.
3/8/2024	14488	(100.00)	RICHARD GOLDFARB MD	Ebix, Inc.
3/8/2024	14505	(800.00)	WILLIAM G WEPPNER, MD,MPH,FACP	Ebix, Inc.
3/8/2024	14529	(1,200.00)	Maria McIntire	Ebix, Inc.
3/8/2024		(47,060.53)	ANTHEM BLUE I01O	Ebix, Inc.
3/8/2024		(362,521.01)	FIRST INSURANCE	Ebix, Inc.
3/8/2024		(273.40)	AppRiver	Ebix, Inc.
3/8/2024		(255.80)	Cintas Corporation	Ebix, Inc.
3/8/2024		(667.80)	Delta Airlines	Ebix, Inc.
3/8/2024		(2,253.96)	Filterbuy.com	Ebix, Inc.
3/8/2024		(500.00)	Google	Ebix, Inc.
3/8/2024		(16.99)	Lyft	Ebix, Inc.
3/8/2024		(16.96)	Lyft	Ebix, Inc.
3/8/2024		(2,000.00)	Amit Kumar Chouksey	Ebix, Inc.
3/8/2024		(40,000.00)	Bank of New York Mellon	Ebix, Inc.
3/8/2024		(100.00)	Chad Burke	Ebix, Inc.
3/8/2024		(3,000.00)	Gagan Garg	Ebix, Inc.
3/8/2024		(1,892.13)	Iao Seng Teng Janbro	Ebix, Inc.
3/8/2024		(30,000.00)	Jill M Krueger	Ebix, Inc.
3/8/2024		(85,953.18)	Microsoft Azure	Ebix, Inc.
3/8/2024		(251,077.00)	Omni Agent Solutions	Ebix, Inc.
3/11/2024		(1,590.70)	Paycom Payroll	Ebix, Inc.
3/11/2024	14305	(250.00)	Sarah Vick	Ebix, Inc.
3/11/2024	14344	(233.79)	Michael Edward Kallen	Ebix, Inc.
3/11/2024	14389	(125.00)	Sarah Vick	Ebix, Inc.
3/11/2024	14434	(750.00)	JOSEPH ROBERT SWEIGART	Ebix, Inc.
3/11/2024	14437	(125.00)	Sarah Vick	Ebix, Inc.
3/11/2024	14445	(300.00)	KRASIMIR GEORGE BOJANOV	Ebix, Inc.
3/11/2024	14457	(49.00)	Donald F Kirby	Ebix, Inc.

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 25 of 80

Date	Check Number	Amount	Vendor	Entity
3/11/2024	14469	(300.00)	Charles Randall Powell II	Ebix, Inc.
3/11/2024	14482	(600.00)	Janet Louise Barrall	Ebix, Inc.
3/11/2024	14487	(900.00)	FRANKLIN W. LUSBY, M.D.	Ebix, Inc.
3/11/2024	14497	(2,400.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
3/11/2024	14500	(400.00)	DAVID Charles RETTEW	Ebix, Inc.
3/11/2024	14503	(1,500.00)	Rabie Shanti	Ebix, Inc.
3/11/2024	14511	(1,500.00)	KRASIMIR GEORGE BOJANOV	Ebix, Inc.
3/11/2024	14513	(200.00)	Philip Carullo	Ebix, Inc.
3/11/2024	14516	(1,000.00)	Matthew Conlon	Ebix, Inc.
3/11/2024	14518	(4,300.00)	MARK F. DITMAR, MD	Ebix, Inc.
3/11/2024	14523	(1,250.00)	Deborah L Hurd	Ebix, Inc.
3/11/2024	14526	(2,746.74)	JOSHUA KLEIN	Ebix, Inc.
3/11/2024	14533	(625.00)	JOSEPH ROBERT SWEIGART	Ebix, Inc.
3/11/2024	14536	(5,650.29)	COMPUTERSHARE INC	Ebix, Inc.
3/11/2024	14540	(1,300.00)	Norman SCOTT LITOFSKY	Ebix, Inc.
3/11/2024	14541	(600.00)	ELIZABETH MONTGOMERY, MD	Ebix, Inc.
3/11/2024	14542	(311.25)	Optum	Ebix, Inc.
3/11/2024	14544	(1,718.84)	SCHINDLER ELEVATOR CORPORATION	Ebix, Inc.
3/11/2024	14545	(2,895.58)	SCHINDLER ELEVATOR CORPORATION	Ebix, Inc.
3/11/2024	14547	(250.00)	JOSEPH ROBERT SWEIGART	Ebix, Inc.
3/11/2024	14548	(908.54)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
3/11/2024	14549	(724.30)	UPS	Ebix, Inc.
3/11/2024	14550	(125.00)	Sarah Vick	Ebix, Inc.
3/11/2024	14562	(1,000.00)	Thomas McCarty	Ebix, Inc.
3/11/2024		(81,315.99)	Paycom Payroll	Ebix, Inc.
3/11/2024		(11.19)	UPSBILLCTR	Ebix, Inc.
3/11/2024		(1,163.74)	1000bulbs.com	Ebix, Inc.
3/11/2024		(316.78)	Alila Napa Valley	Ebix, Inc.
3/11/2024		(62.40)	Amazon.com	Ebix, Inc.
3/11/2024		(21.19)	Amazon.com	Ebix, Inc.
3/11/2024		(80.98)	Amazon.com	Ebix, Inc.
3/11/2024		(19.99)	Amazon.com	Ebix, Inc.
3/11/2024		(82.18)	Amazon.com	Ebix, Inc.
3/11/2024		(60.47)	Amazon.com	Ebix, Inc.
3/11/2024		(87.74)	Amazon.com	Ebix, Inc.
3/11/2024		(286.00)	Extra Space	Ebix, Inc.
3/11/2024		(500.00)	Google	Ebix, Inc.
3/11/2024		(500.00)	Google	Ebix, Inc.
3/11/2024		(375.00)	KLAVIYO INC.	Ebix, Inc.
3/11/2024		(16.97)	Lyft	Ebix, Inc.
3/11/2024		(79.49)	Microsoft	Ebix, Inc.
3/11/2024		(49.99)	Paypal	Ebix, Inc.
3/11/2024		(200.00)	Twilio	Ebix, Inc.
3/11/2024		(64.91)	Twilio	Ebix, Inc.
3/11/2024		(2,072.04)	Vonage	Ebix, Inc.
3/12/2024	14125	(150.00)	Vadim Dushkin	Ebix, Inc.
3/12/2024	14507	(10,875.00)	STEVEN B. ABRAMS INC	Ebix, Inc.
3/12/2024	14508	(1,000.00)	Carmen Andreescu	Ebix, Inc.
3/12/2024	14512	(1,000.00)	Ellen Bubrick, MD	Ebix, Inc.
3/12/2024	14522	(4,500.00)	JEFFREY GLASHEEN	Ebix, Inc.
3/12/2024	14527	(1,000.00)	Robert Laureno	Ebix, Inc.
3/12/2024	14535	(157.77)	AT&T MOBILITY	Ebix, Inc.
3/12/2024	14539	(50.00)	Health Industry Business Communication Council	Ebix, Inc.
3/12/2024	14566	(1,000.00)	Michael Silber	Ebix, Inc.
3/12/2024		(200.00)	PNC Bank	Ebix, Inc.
3/12/2024		(2,559.16)	Paycom Payroll	Ebix, Inc.
3/12/2024		(58.87)	Amazon.com	Ebix, Inc.
3/12/2024		(83.92)	Amazon.com	Ebix, Inc.
3/12/2024		(85.84)	Amazon.com	Ebix, Inc.
3/12/2024		(756.20)	Delta Airlines	Ebix, Inc.
3/12/2024		(493.20)	Delta Airlines	Ebix, Inc.

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 26 of 80

Date	Check Number	Amount	Vendor	Entity
3/12/2024		(500.00)	Google	Ebix, Inc.
3/12/2024		(500.00)	Google	Ebix, Inc.
3/12/2024		(1,262.83)	Hotels.com	Ebix, Inc.
3/12/2024		(1,197.22)	Hotels.com	Ebix, Inc.
3/12/2024		(967.54)	Hotels.com	Ebix, Inc.
3/12/2024		(380.23)	Hotels.com	Ebix, Inc.
3/12/2024		(4,548.56)	Hubspot	Ebix, Inc.
3/12/2024		(90.00)	Rustici Software	Ebix, Inc.
3/13/2024	14463	(300.00)	Kevin T McVary	Ebix, Inc.
3/13/2024	14470	(250.00)	GREG PRESSMAN	Ebix, Inc.
3/13/2024	14510	(1,000.00)	Jose Biller	Ebix, Inc.
3/13/2024	14514	(1,000.00)	K N Roy Chengappa	Ebix, Inc.
3/13/2024	14517	(300.00)	Juan Javier-Desloges	Ebix, Inc.
3/13/2024	14521	(450.00)	Craig M Garver	Ebix, Inc.
3/13/2024	14530	(600.00)	Travis Nelson	Ebix, Inc.
3/13/2024	14538	(150.00)	Craig M Garver	Ebix, Inc.
3/13/2024	14546	(600.00)	JOHN SCHWANKHAUS, MD	Ebix, Inc.
3/13/2024	14551	(2,055.65)	VSC Fire & Security, Inc	Ebix, Inc.
3/13/2024	14558	(750.00)	Alex Israel	Ebix, Inc.
3/13/2024	14560	(4,900.00)	Norman SCOTT LITOFSKY	Ebix, Inc.
3/13/2024		(27,606.10)	Paycom Payroll	Ebix, Inc.
3/13/2024		(29,522.54)	Paycom Payroll	Ebix, Inc.
3/13/2024		(1,775.11)	Paycom Payroll	Ebix, Inc.
3/13/2024		(15,695.22)	UPSBILLCTR	Ebix, Inc.
3/13/2024		(576.20)	Delta Airlines	Ebix, Inc.
3/13/2024		(489.20)	Delta Airlines	Ebix, Inc.
3/13/2024		(500.00)	Google	Ebix, Inc.
3/13/2024		(18.94)	Lyft	Ebix, Inc.
3/13/2024		(525.05)	Staples Inc	Ebix, Inc.
3/14/2024		(1,173,433.80)	Paycom Payroll	Ebix, Inc.
3/14/2024	14490	(100.00)	Thomas E Knight	Ebix, Inc.
3/14/2024	14493	(3,000.00)	KARL J. KREDER, MD	Ebix, Inc.
3/14/2024	14528	(1,000.00)	Giovanna Manzano	Ebix, Inc.
3/14/2024	14534	(125.00)	Hannah X Chen	Ebix, Inc.
3/14/2024	14543	(4,128.42)	Pitney Bowes Bank Inc Purchase Power	Ebix, Inc.
3/14/2024		(1,455.27)	UPSBILLCTR	Ebix, Inc.
3/14/2024		(84.96)	Amazon.com	Ebix, Inc.
3/14/2024		(40.48)	Amazon.com	Ebix, Inc.
3/14/2024		(21.17)	Amazon.com	Ebix, Inc.
3/14/2024		(21.93)	Amazon.com	Ebix, Inc.
3/14/2024		(19.97)	Amazon.com	Ebix, Inc.
3/14/2024		(38.61)	Amazon.com	Ebix, Inc.
3/14/2024		(89.15)	Amazon.com	Ebix, Inc.
3/14/2024		(2,007.00)	Datatech Smart Soft	Ebix, Inc.
3/14/2024		(500.00)	Google	Ebix, Inc.
3/14/2024		(500.00)	Google	Ebix, Inc.
3/14/2024		1,197.22	Hotels.com	Ebix, Inc.
3/14/2024		(270.53)	Indeed.com	Ebix, Inc.
3/14/2024		(17.99)	Lyft	Ebix, Inc.
3/14/2024		(13.90)	Lyft	Ebix, Inc.
3/15/2024		(44,504.26)	Amazon Web Services	Ebix, Inc.
3/15/2024		(28,684.47)	Anu Agrawal Marketing	Ebix, Inc.
3/15/2024		(25,000.00)	Ascension Growth	Ebix, Inc.
3/15/2024		(15,000.00)	Stellar Consulting Sol	Ebix, Inc.
3/15/2024		(8,000.00)	Donald L Deye	Ebix, Inc.
3/15/2024		(5,850.00)	Dan Celia	Ebix, Inc.
3/15/2024		(5,000.00)	Elie M. Ferneini, MD,	Ebix, Inc.
3/15/2024		(4,987.50)	Philomena Dicicco	Ebix, Inc.
3/15/2024		(3,850.00)	Philip Patel—ACH	Ebix, Inc.
3/15/2024		(3,280.00)	EMILY MEALER	Ebix, Inc.
3/15/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 27 of 80

Date	Check Number	Amount	Vendor	Entity
3/15/2024		(2,884.62)	Elizabeth Temple	Ebix, Inc.
3/15/2024		(2,700.00)	Verimed Healthcare Net	Ebix, Inc.
3/15/2024		(2,600.00)	Travis Burke	Ebix, Inc.
3/15/2024		(2,587.50)	David Dugdale	Ebix, Inc.
3/15/2024		(2,500.00)	Prentiss Taylor	Ebix, Inc.
3/15/2024		(2,362.50)	Kimberly Schrank	Ebix, Inc.
3/15/2024		(2,362.50)	Kimberly Schrank	Ebix, Inc.
3/15/2024		(2,300.00)	Sandeep Kaur Dhaliwal	Ebix, Inc.
3/15/2024		(2,212.70)	DEBORAH GUIN	Ebix, Inc.
3/15/2024		(2,100.00)	JEFFREY BENNETT, DMD	Ebix, Inc.
3/15/2024		(1,789.97)	Guardian Concentration	Ebix, Inc.
3/15/2024		(1,760.00)	Renee Cocchi	Ebix, Inc.
3/15/2024		(1,500.00)	Melinda Deye	Ebix, Inc.
3/15/2024		(1,425.00)	Thomas Metkus	Ebix, Inc.
3/15/2024		(1,404.00)	CATHERINE CREASMAN	Ebix, Inc.
3/15/2024		(1,400.00)	Jamie Lynn Byram	Ebix, Inc.
3/15/2024		(1,395.00)	MMS Inc d/b/a Medical	Ebix, Inc.
3/15/2024		(1,377.00)	Amy I Hall	Ebix, Inc.
3/15/2024		(1,000.00)	William Steinberg	Ebix, Inc.
3/15/2024		(1,000.00)	David B. Powers	Ebix, Inc.
3/15/2024		(1,000.00)	Srinivasa Rama Chandra	Ebix, Inc.
3/15/2024		(1,000.00)	Frank D Brodkey	Ebix, Inc.
3/15/2024		(880.00)	Frank N Salamone	Ebix, Inc.
3/15/2024		(880.00)	Zhen Gooi	Ebix, Inc.
3/15/2024		(800.00)	JOHN VL SHEFFIELD	Ebix, Inc.
3/15/2024		(800.00)	Michael F. Krug	Ebix, Inc.
3/15/2024		(750.00)	Jay Lebow	Ebix, Inc.
3/15/2024		(660.00)	Sunanda Kane	Ebix, Inc.
3/15/2024		(594.00)	Alan B. Grosbach	Ebix, Inc.
3/15/2024		(500.00)	Thomas Halaszynski	Ebix, Inc.
3/15/2024		(375.00)	George John Linsenmey	Ebix, Inc.
3/15/2024		(360.00)	Kelley Allison Turner	Ebix, Inc.
3/15/2024		(350.00)	Mineral Inc	Ebix, Inc.
3/15/2024		(187.50)	Kimberly Angeles Wake	Ebix, Inc.
3/15/2024		(125.00)	Michael T Vest	Ebix, Inc.
3/15/2024		(37.05)	DF Inst	Ebix, Inc.
3/15/2024		(28.50)	Iterable Inc	Ebix, Inc.
3/15/2024	13198	(6,824.52)	Massachusetts General Physicians Organization	Ebix, Inc.
3/15/2024	13841	(1,000.00)	Michelle M Kittleson	Ebix, Inc.
3/15/2024	14362	(900.66)	Massachusetts General Physicians Organization	Ebix, Inc.
3/15/2024	14410	(125.00)	DENNIS T. CHANG	Ebix, Inc.
3/15/2024	14417	(283.68)	Kenneth Holtyn	Ebix, Inc.
3/15/2024	14489	(200.00)	Michelle M Kittleson	Ebix, Inc.
3/15/2024	14520	(3,000.00)	Cinthia Elkins	Ebix, Inc.
3/15/2024	14524	(1,000.00)	Michelle M Kittleson	Ebix, Inc.
3/15/2024	14554	(900.00)	JOHN GATTI, MD	Ebix, Inc.
3/15/2024		(608.20)	American Airlines	Ebix, Inc.
3/15/2024		(489.20)	Delta Airlines	Ebix, Inc.
3/15/2024		(107.82)	Expedia	Ebix, Inc.
3/15/2024		(1,209.18)	Hotels.com	Ebix, Inc.
3/15/2024		(963.71)	Hotels.com	Ebix, Inc.
3/15/2024		(18.97)	Lyft	Ebix, Inc.
3/15/2024		(15.84)	Lyft	Ebix, Inc.
3/15/2024		(2,505.89)	Microsoft	Ebix, Inc.
3/15/2024		(14.16)	name-cheap.com	Ebix, Inc.
3/15/2024		(2,219.40)	Cara Rosenbloom	Ebix, Inc.
3/15/2024		(100.00)	Chad Burke	Ebix, Inc.
3/15/2024		(44,665.21)	Google Inc	Ebix, Inc.
3/15/2024		(22,347.33)	Microsoft Azure	Ebix, Inc.
3/15/2024		(90,000.00)	USPS	Ebix, Inc.
3/18/2024		(700.00)	Robert Hudak	Ebix, Inc.

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 28 of 80

Date	Check Number	Amount	Vendor	Entity
3/18/2024		(7,019.79)	Citizens Bank	Ebix, Inc.
3/18/2024	14447	(500.00)	Chad Burke	Ebix, Inc.
3/18/2024	14531	(1,000.00)	Anil Rustgi	Ebix, Inc.
3/18/2024	14537	(2,008.50)	EXHIBITS SOUTH	Ebix, Inc.
3/18/2024	14552	(300.00)	MARC WINKELMAN	Ebix, Inc.
3/18/2024	14559	(1,000.00)	Julie Kmiec	Ebix, Inc.
3/18/2024	14561	(1,000.00)	Stephan Mayer	Ebix, Inc.
3/18/2024	14567	(900.00)	Ryan Lawrence Steinberg	Ebix, Inc.
3/18/2024	14570	(2,250.00)	MARC WINKELMAN	Ebix, Inc.
3/18/2024		(241.16)	DOR ITS PAYMENTS	Ebix, Inc.
3/18/2024		(5,431.16)	Paycom Payroll	Ebix, Inc.
3/18/2024		(572.69)	FEDERAL EXPRESS	Ebix, Inc.
3/18/2024		(4,069.32)	IA DEPT OF REV	Ebix, Inc.
3/18/2024		(74.65)	ME BUREAU OF TAX	Ebix, Inc.
3/18/2024		(1,745.84)	MI Business Tax	Ebix, Inc.
3/18/2024		(4,728.40)	OPTUM BANK	Ebix, Inc.
3/18/2024		2,500.00	RETURN SETTLE	Ebix, Inc.
3/18/2024		(29.21)	Amazon.com	Ebix, Inc.
3/18/2024		(60.99)	Amazon.com	Ebix, Inc.
3/18/2024		(19.99)	Amazon.com	Ebix, Inc.
3/18/2024		(60.47)	Amazon.com	Ebix, Inc.
3/18/2024		(22.98)	Amazon.com	Ebix, Inc.
3/18/2024		(19.99)	Amazon.com	Ebix, Inc.
3/18/2024		(60.99)	Amazon.com	Ebix, Inc.
3/18/2024		(0.99)	Apple	Ebix, Inc.
3/18/2024		(500.00)	Google	Ebix, Inc.
3/18/2024		(500.00)	Google	Ebix, Inc.
3/18/2024		(510.09)	Hotels.com	Ebix, Inc.
3/18/2024		380.23	Hotels.com	Ebix, Inc.
3/18/2024		(16.99)	Lyft	Ebix, Inc.
3/18/2024		(235.00)	Samsclub	Ebix, Inc.
3/18/2024		(419.78)	United Airlines	Ebix, Inc.
3/18/2024		(647.53)	Web Network Solutions	Ebix, Inc.
3/18/2024		(582.86)	Web Network Solutions	Ebix, Inc.
3/18/2024		(293,952.39)	FTI Consulting Inc	Ebix, Inc.
3/18/2024		(765,951.01)	Mayer Brown LLP	Ebix, Inc.
3/19/2024	14575	(600.00)	Oral and Maxillofacial Surgery Affiliates LTD	Ebix, Inc.
3/19/2024	14585	(776.95)	CANON FINANCIAL SERVICES, INC	Ebix, Inc.
3/19/2024		(267.44)	Alabama Department of Revenue	Ebix, Inc.
3/19/2024		(1.89)	AL ONESPOT TAX	Ebix, Inc.
3/19/2024		(15,000.00)	COMMWLTHOFPAPATH	Ebix, Inc.
3/19/2024		(129,530.09)	Paycom Payroll	Ebix, Inc.
3/19/2024		(4,176.54)	Paycom Payroll	Ebix, Inc.
3/19/2024		(1,309.00)	MN DEPT OF REVEN	Ebix, Inc.
3/19/2024		(542.91)	NC DEPT REVENUE	Ebix, Inc.
3/19/2024		(3,458.71)	SC DEPT REVENUE	Ebix, Inc.
3/19/2024		(22,236.98)	STATE COMPTRLR	Ebix, Inc.
3/19/2024		(17,292.18)	SUN LIFE CANADA	Ebix, Inc.
3/19/2024		(13,458.11)	SUN LIFE CANADA	Ebix, Inc.
3/19/2024		(403.88)	Wisconsin Department of Revenue	Ebix, Inc.
3/19/2024		(83.47)	Amazon.com	Ebix, Inc.
3/19/2024		(21.19)	Amazon.com	Ebix, Inc.
3/19/2024		(19.99)	Amazon.com	Ebix, Inc.
3/19/2024		(63.47)	Amazon.com	Ebix, Inc.
3/19/2024		(19.98)	Amazon.com	Ebix, Inc.
3/19/2024		(86.27)	Amazon.com	Ebix, Inc.
3/19/2024		(127.90)	Cintas Corporation	Ebix, Inc.
3/19/2024		(676.20)	Delta Airlines	Ebix, Inc.
3/19/2024		(500.00)	Google	Ebix, Inc.
3/19/2024		(516.95)	Hotels.com	Ebix, Inc.
3/20/2024	14515	(1,000.00)	Raymond Chung	Ebix, Inc.

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 29 of 80

Date	Check Number	Amount	Vendor	Entity
3/20/2024	14553	(13,019.00)	BALCH & BINGHAM, LLP	Ebix, Inc.
3/20/2024	14556	(800.00)	ALICIA L HAUPT	Ebix, Inc.
3/20/2024	14592	(1,500.00)	JEFFREY GLASHEEN	Ebix, Inc.
3/20/2024	14601	(600.00)	Walter E Pofahl II	Ebix, Inc.
3/20/2024		(9,599.59)	AZ DEPT OF REV	Ebix, Inc.
3/20/2024		(4,664.22)	COMMWLTHOFPAPATH	Ebix, Inc.
3/20/2024		(112,834.07)	Paycom Payroll	Ebix, Inc.
3/20/2024		(1,245.22)	Paycom Payroll	Ebix, Inc.
3/20/2024		(724.09)	FLA DEPT REVENUE	Ebix, Inc.
3/20/2024		(62.00)	STATE OF LOUISIA	Ebix, Inc.
3/20/2024		(807.87)	VA DEPT TAXATION	Ebix, Inc.
3/20/2024		(39.90)	Amazon.com	Ebix, Inc.
3/20/2024		(429.20)	Delta Airlines	Ebix, Inc.
3/20/2024		(211.36)	GoDaddy.com	Ebix, Inc.
3/20/2024		(500.00)	Google	Ebix, Inc.
3/20/2024		(500.00)	Google	Ebix, Inc.
3/20/2024		(17.99)	Lyft	Ebix, Inc.
3/20/2024		(15.83)	Lyft	Ebix, Inc.
3/20/2024		(2,504.75)	Microsoft	Ebix, Inc.
3/20/2024		(407.56)	United Airlines	Ebix, Inc.
3/20/2024		(103.00)	Wounded Warrior Project	Ebix, Inc.
3/21/2024		(700.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/21/2024		1,830.13	Citizens Bank	Ebix, Inc.
3/21/2024	14555	(1,000.00)	Jason Harris, MD	Ebix, Inc.
3/21/2024	14578	(2,123.83)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
3/21/2024	14579	(678.58)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
3/21/2024	14580	(2,992.24)	UPS	Ebix, Inc.
3/21/2024	14586	(4,408.31)	AT&T MOBILITY	Ebix, Inc.
3/21/2024	14588	(20.00)	Federation of Chirop Lic Board	Ebix, Inc.
3/21/2024	14603	(660.00)	INGRAM ROBERTS MD	Ebix, Inc.
3/21/2024	14608	(792.00)	TODD M. TUTTLE, MD	Ebix, Inc.
3/21/2024		(5.00)	TD Bank	Ebix, Inc.
3/21/2024		(883.00)	IL DEPT OF REVEN	Ebix, Inc.
3/21/2024		(43,457.72)	NYS DTF SALES	Ebix, Inc.
3/21/2024		(19.99)	Amazon.com	Ebix, Inc.
3/21/2024		(69.00)	Fueled, Inc	Ebix, Inc.
3/21/2024		(500.00)	Google	Ebix, Inc.
3/21/2024		(15.87)	Lyft	Ebix, Inc.
3/21/2024		(362.21)	DirecTV	Ebix, Inc.
3/21/2024		(1,055,860.84)	Regions Bank	Ebix, Inc.
3/22/2024		(61,931.22)	Craftsman Printing Inc	Ebix, Inc.
3/22/2024		(37,357.64)	Datasite	Ebix, Inc.
3/22/2024		(28,538.29)	Solex Fusion	Ebix, Inc.
3/22/2024		(27,296.28)	365 Operating Co LLC	Ebix, Inc.
3/22/2024		(23,826.30)	Cyxtera Communications	Ebix, Inc.
3/22/2024		(15,909.09)	Lockton	Ebix, Inc.
3/22/2024		(15,000.00)	Pitney Bowes Bank In	Ebix, Inc.
3/22/2024		(11,559.00)	Persistent Systems Inc	Ebix, Inc.
3/22/2024		(9,839.26)	Foreign Language Serv	Ebix, Inc.
3/22/2024		(8,200.00)	Keyword Artist	Ebix, Inc.
3/22/2024		(5,000.00)	JEFFREY BENNETT, DMD	Ebix, Inc.
3/22/2024		(4,123.70)	DTCC Solutions LLC	Ebix, Inc.
3/22/2024		(3,673.79)	Guardian Concentration	Ebix, Inc.
3/22/2024		(3,610.00)	Philomena Dicicco	Ebix, Inc.
3/22/2024		(3,604.70)	Amy I Hall	Ebix, Inc.
3/22/2024		(3,390.90)	Provident Life & Acci	Ebix, Inc.
3/22/2024		(3,000.00)	COALITION TECHNOLOGIES	Ebix, Inc.
3/22/2024		(2,501.57)	LinkConnector Corporat	Ebix, Inc.
3/22/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
3/22/2024		(1,000.00)	Ana Echenique	Ebix, Inc.
3/22/2024		(1,000.00)	Lauren Nicole Chatham	Ebix, Inc.

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 30 of 80

Date	Check Number	Amount	Vendor	Entity
3/22/2024		(900.00)	David Bushnell MD	Ebix, Inc.
3/22/2024		(819.00)	Carolyn Donahoe	Ebix, Inc.
3/22/2024		(777.00)	Prentiss Taylor	Ebix, Inc.
3/22/2024		(724.00)	CATHERINE CREASMAN	Ebix, Inc.
3/22/2024		(700.00)	Stuart Jay Padove	Ebix, Inc.
3/22/2024		(700.00)	Rebecca Miller	Ebix, Inc.
3/22/2024		(700.00)	Nadine Melhem	Ebix, Inc.
3/22/2024		(600.00)	Joshua Nazeer Omade’	Ebix, Inc.
3/22/2024		(574.04)	Nalco Water	Ebix, Inc.
3/22/2024		(510.00)	Frank D Brodkey	Ebix, Inc.
3/22/2024		(500.00)	Judith Joyce, MD	Ebix, Inc.
3/22/2024		(425.00)	Michelle Vaughn	Ebix, Inc.
3/22/2024		(415.30)	ERIC ENDLICH, PHD	Ebix, Inc.
3/22/2024		(324.00)	Kelley Allison Turner	Ebix, Inc.
3/22/2024		(300.00)	Elisabeth Sebesta	Ebix, Inc.
3/22/2024		(300.00)	Kristen Meier	Ebix, Inc.
3/22/2024		(300.00)	Kevin T. McVary	Ebix, Inc.
3/22/2024		(250.00)	Nirav Patel	Ebix, Inc.
3/22/2024		(250.00)	Jason Alexander	Ebix, Inc.
3/22/2024		(210.00)	Stephanie Dunn	Ebix, Inc.
3/22/2024		(200.00)	Andrew Sedivy	Ebix, Inc.
3/22/2024		(200.00)	Raj Murali	Ebix, Inc.
3/22/2024		(200.00)	Luc Jasmin	Ebix, Inc.
3/22/2024		(200.00)	Armando S. Herradura,	Ebix, Inc.
3/22/2024		(140.00)	Tamar Ellman	Ebix, Inc.
3/22/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/22/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/22/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/22/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/22/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/22/2024		119.72	Citizens Bank	Ebix, Inc.
3/22/2024	14391	(168.85)	Ben White Consulting LLC	Ebix, Inc.
3/22/2024	14439	(750.00)	Gordon Arbess	Ebix, Inc.
3/22/2024	14583	(600.00)	Armstrong Transfer & Storage Co Inc	Ebix, Inc.
3/22/2024		(84,658.93)	Paycom Payroll	Ebix, Inc.
3/22/2024		(5,008.40)	OPTUM BANK	Ebix, Inc.
3/22/2024		(5,943.00)	TN STATE REVENUE	Ebix, Inc.
3/22/2024		(500.00)	Google	Ebix, Inc.
3/22/2024		(157.32)	A J R, INC.	Ebix, Inc.
3/22/2024		(27.85)	Lyft	Ebix, Inc.
3/22/2024		(21.80)	Lyft	Ebix, Inc.
3/22/2024		(16.99)	Lyft	Ebix, Inc.
3/22/2024		(828.50)	CRX International	Ebix, Inc.
3/22/2024		(300.00)	Dr Jennifer Bjazevic	Ebix, Inc.
3/22/2024		(200.00)	Dr Priya Ramachandran Menon	Ebix, Inc.
3/22/2024		(1,538.88)	Microsoft Azure	Ebix, Inc.
3/22/2024		(4,659.33)	National Securities Clearing	Ebix, Inc.
3/22/2024		(7,768.20)	USPS	Ebix, Inc.
3/25/2024	14358	(750.00)	Daniel Joseph Meara	Ebix, Inc.
3/25/2024	14498	(528.94)	Hirotake Oda	Ebix, Inc.
3/25/2024	14563	(1,000.00)	J Ricardo McFaline Figueroa	Ebix, Inc.
3/25/2024	14564	(1,500.00)	GREG PRESSMAN	Ebix, Inc.
3/25/2024	14565	(3,600.00)	DAVID Charles RETTEW	Ebix, Inc.
3/25/2024	14568	(1,000.00)	Benjamin Tolchin	Ebix, Inc.
3/25/2024	14593	(1,161.28)	Iron Mountain	Ebix, Inc.
3/25/2024	14602	(500.00)	GREG PRESSMAN	Ebix, Inc.
3/25/2024	14607	(1,439.18)	TASC	Ebix, Inc.
3/25/2024		(933.00)	AAO Colden	Ebix, Inc.
3/25/2024		(40.48)	Amazon.com	Ebix, Inc.
3/25/2024		(101.53)	Amazon.com	Ebix, Inc.
3/25/2024		(88.07)	Amazon.com	Ebix, Inc.

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 31 of 80

Date	Check Number	Amount	Vendor	Entity
3/25/2024		(41.99)	Amazon.com	Ebix, Inc.
3/25/2024		(26.86)	Amazon.com	Ebix, Inc.
3/25/2024		(64.18)	Amazon.com	Ebix, Inc.
3/25/2024		(40.48)	Amazon.com	Ebix, Inc.
3/25/2024		(19.99)	Amazon.com	Ebix, Inc.
3/25/2024		(45.98)	Amazon.com	Ebix, Inc.
3/25/2024		(60.46)	Amazon.com	Ebix, Inc.
3/25/2024		(685.20)	Delta Airlines	Ebix, Inc.
3/25/2024		(12.99)	GoDaddy.com	Ebix, Inc.
3/25/2024		(4,846.25)	Freeman	Ebix, Inc.
3/25/2024		(500.00)	Google	Ebix, Inc.
3/25/2024		(500.00)	Google	Ebix, Inc.
3/25/2024		(500.00)	Google	Ebix, Inc.
3/25/2024		(902.84)	Hotels.com	Ebix, Inc.
3/25/2024		(902.84)	Hotels.com	Ebix, Inc.
3/25/2024		(199.00)	SHOGUN LABS, INC.	Ebix, Inc.
3/25/2024		(536.96)	Southwest Airlines	Ebix, Inc.
3/25/2024		(40.00)	Southwest Airlines	Ebix, Inc.
3/25/2024		(42.99)	Web Network Solutions	Ebix, Inc.
3/25/2024		(37.99)	Web Network Solutions	Ebix, Inc.
3/25/2024		(7,768.20)	Skadden Arps Slate Meagher	Ebix, Inc.
3/26/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/26/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/26/2024	14416	(116.67)	STUART HENOCHOWICZ, M.D.	Ebix, Inc.
3/26/2024	14419	(1,400.00)	JOHN KOUTRAS	Ebix, Inc.
3/26/2024	14449	(300.00)	ROGER R. DMOCHOWSKI	Ebix, Inc.
3/26/2024	14492	(1,000.00)	JOHN KOUTRAS	Ebix, Inc.
3/26/2024	14506	(3,980.00)	Walter MURRAY YARBROUGH	Ebix, Inc.
3/26/2024	14557	(400.00)	STUART HENOCHOWICZ, M.D.	Ebix, Inc.
3/26/2024	14576	(3,423.61)	Precision Data Systems	Ebix, Inc.
3/26/2024	14581	(20.19)	WAPAL Fund	Ebix, Inc.
3/26/2024	14591	(1,000.00)	Jody Glance	Ebix, Inc.
3/26/2024	14596	(850.00)	Sarah Ruth Lombardo	Ebix, Inc.
3/26/2024	14599	(1,500.00)	ARTHUR J. NOWAK DMD	Ebix, Inc.
3/26/2024	14610	(1,275.00)	Walter MURRAY YARBROUGH	Ebix, Inc.
3/26/2024		(2,489.00)	CA DEPT TAX FEE	Ebix, Inc.
3/26/2024		(7,175.23)	Paycom Payroll	Ebix, Inc.
3/26/2024		(287.84)	KSDEPTOFREVENUE	Ebix, Inc.
3/26/2024		(127.90)	Cintas Corporation	Ebix, Inc.
3/26/2024		(926.20)	Delta Airlines	Ebix, Inc.
3/26/2024		(10.00)	Delta Dental	Ebix, Inc.
3/26/2024		(12.99)	GoDaddy.com	Ebix, Inc.
3/26/2024		(500.27)	Indeed.com	Ebix, Inc.
3/27/2024		(1,892.13)	Iao Seng Teng Janbro	Ebix, Inc.
3/27/2024		(525.00)	Dennis C Daley	Ebix, Inc.
3/27/2024		(2,805.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
3/27/2024		(250.00)	Paycom Payroll	Ebix, Inc.
3/27/2024	14572	(740.00)	Donnelley Financial, LLC	Ebix, Inc.
3/27/2024	14574	(3,194.38)	ELIZABETH MONTGOMERY, MD	Ebix, Inc.
3/27/2024	14590	(750.00)	Pamela Fuller	Ebix, Inc.
3/27/2024		(18,151.05)	Paycom Payroll	Ebix, Inc.
3/27/2024		(70,371.08)	Paycom Payroll	Ebix, Inc.
3/27/2024		(5,325.65)	WA DEPT REVENUE	Ebix, Inc.
3/27/2024		(97.79)	Amazon.com	Ebix, Inc.
3/27/2024		(78.33)	Amazon.com	Ebix, Inc.
3/27/2024		(77.80)	Amazon.com	Ebix, Inc.
3/27/2024		(1,077.20)	Delta Airlines	Ebix, Inc.
3/27/2024		(1,129.00)	DirecTV	Ebix, Inc.
3/27/2024		(15.78)	GoDaddy.com	Ebix, Inc.
3/27/2024		(0.03)	Citizens Bank	Ebix, Inc.
3/27/2024		(370.15)	Enterprise	Ebix, Inc.

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 32 of 80

Date	Check Number	Amount	Vendor	Entity
3/27/2024		(500.00)	Google	Ebix, Inc.
3/27/2024		312.13	Hotels.com	Ebix, Inc.
3/27/2024		(15.85)	Lyft	Ebix, Inc.
3/27/2024		(195.00)	MASS CONVENTIO	Ebix, Inc.
3/27/2024		(2,525.49)	Microsoft	Ebix, Inc.
3/27/2024		(161.42)	Stericycle	Ebix, Inc.
3/27/2024		(790,000.00)	Jefferies Finance LLC	Ebix, Inc.
3/27/2024		(12,231.80)	USPS	Ebix, Inc.
3/28/2024		(1,875,826.06)	Paycom Payroll	Ebix, Inc.
3/28/2024	14584	(800.00)	Janet Louise Barrall	Ebix, Inc.
3/28/2024	14587	(2,000.00)	Steven L Cohn	Ebix, Inc.
3/28/2024	14598	(26.07)	National Customer Suppot Ctr	Ebix, Inc.
3/28/2024	14606	(800.00)	Jill Marie Steiner	Ebix, Inc.
3/28/2024		(62.03)	Amazon.com	Ebix, Inc.
3/28/2024		(66.61)	Amazon.com	Ebix, Inc.
3/28/2024		(395.34)	Coca Cola	Ebix, Inc.
3/28/2024		(500.00)	Google	Ebix, Inc.
3/28/2024		(17.78)	Lyft	Ebix, Inc.
3/28/2024		(13.75)	Lyft	Ebix, Inc.
3/28/2024		(4.99)	Web Network Solutions	Ebix, Inc.
3/29/2024		(379.73)	Paycom Payroll	Ebix, Inc.
3/29/2024	14605	(198.00)	StarkOncology Consulting LLC	Ebix, Inc.
3/29/2024		(2,575.12)	PNC Bank	Ebix, Inc.
3/29/2024		(63.47)	Amazon.com	Ebix, Inc.
3/29/2024		(53.30)	GoDaddy.com	Ebix, Inc.
3/29/2024		(0.11)	Citizens Bank	Ebix, Inc.
3/29/2024		(4,548.56)	Hubspot	Ebix, Inc.
3/29/2024		(668.05)	A J R, INC.	Ebix, Inc.
3/29/2024		(18.74)	Lyft	Ebix, Inc.
3/29/2024		(16.90)	Lyft	Ebix, Inc.
3/29/2024		(2,253.68)	SHOGUN LABS, INC.	Ebix, Inc.
3/29/2024		(809.16)	Zoom	Ebix, Inc.
3/29/2024		(6,032,418.75)	Omni Agent Solutions	Ebix, Inc.

		$(20,105,164.93)		Ebix, Inc. Subtotal

		$(20,105,164.93)		Grand Total

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 33 of 80

Corporate Business Account Statement

Page 1 of 4
Account Number: xx-xxxx-2144
For the period 03/01/2024 to 03/31/2024
Number of enclosures: 0
EBIX INC. #23-80004 DEBTOR IN POSSESSION 1 EBIX WAY JOHNS CREEK GA 30097-5801	Tax ID Number: 77-0021975
For Client Services:
Call 1-800-669-1518

Visit us at PNC.com/treasury

Write to: Treas Mgmt Client Care
One Financial Parkway
Locator Z1-Yb42-03-1
Kalamazoo MI 49009

Account Summary Information

Balance Summary
	Beginning balance	Deposits and other credits	Checks and other debits	Ending balance
	44,715.88	255,202.30	214,420.00	85,498.18

IMPORTANT ACCOUNT INFORMATION

The information below amends certain information in our Consumer and Business Schedules of Service Charges and Fees and our Features and Fees (“Schedules”). All other information in our Schedules continues to apply to your account. Please read this information and retain it with your records.

Effective February 1, 2024, the Debit and Banking Card Replacement fees of $7.50 will no longer be charged on consumer and business deposit accounts.

IMPORTANT INFORMATION FOR DEBIT CARD CUSTOMERS

Please review the limits below for PNC debit cards. Effective January 9, 2024, subject to available funds, your daily ATM withdrawal limits are as follows:

All Business Products (eligible for a debit card):

> ATM Withdrawal: $1,500

Deposits and Other Credits Description	Items	Amount	Checks and Other Debits Description	Items	Amount
Deposits	0	.00	Checks	160	211,644.88
National Lockbox	0	.00	Returned Items	0	.00
ACH Credits	0	.00	ACH Debits	0	.00
Funds Transfers In	2	245,907.78	Funds Transfers Out	0	.00
Trade Services	0	.00	Trade Services	0	.00
Investments	0	.00	Investments	0	.00
Zero Balance Transfers	0	.00	Zero Balance Transfers	0	.00
Adjustments	0	.00	Adjustments	1	200.00
Other Credits	4	9,294.52	Other Debits	1	2,575.12
Total	6	255,202.30	Total	162	214,420.00

Ledger Balance Date	Ledger balance	Date	Ledger balance	Date	Ledger balance
03/01	41,986.81	03/06	147,313.21	03/11	100,359.47
03/04	26,190.44	03/07	143,733.21	03/12	80,426.70
03/05	17,713.28	03/08	135,397.80	03/13	68,221.05

Ledger Balance continued on next page

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 34 of 80

Corporate Business Account Statement

EBIX INC. #23-80004	For the period	03/01/2024 to 03/31/2024
DEBTOR IN POSSESSION	Account number:	xx-xxxx-2144
Page 2 of 4

Ledger Balance - continued Date	Ledger balance	Date	Ledger balance	Date	Ledger balance
03/14	59,867.63	03/20	26,203.84	03/26	96,581.75
03/15	45,633.77	03/21	13,528.88	03/27	91,897.37
03/18	44,499.79	03/22	123,326.62	03/28	88,271.30
03/19	43,122.84	03/25	111,847.22	03/29	85,498.18

Deposits and Other Credits

Funds Transfer In		2 transactions for a total of $245,907.78
Date posted	Amount	Transaction description	Reference number
03/06	134,591.19	Domestic Incoming Wire	W2436D2427Q7V1K91
		2436D2427Q7V1K91
03/22	111,316.59	Domestic Incoming Wire	W243MD28458V314XW
		243MD28458V314Xw

Other Credits		4 transactions for a total of $9,294.52
Date posted		Transaction description	Reference number
03/07	1,320.00	Refer To Maker Of Ck Return Ck	018237826
		000000000014105
		Value Date 03-06-24
03/13	150.00	Refer To Maker Of Ck Return Ck	010730057
		000000000014125
		Value Date 03-12-24
03/18	6,824.52	Refer To Maker Of Ck Return Ck	012548335
		000000000013198
		Value Date 03-15-24
03/18	1,000.00	Refer To Maker Of Ck Return Ck	012475023
		000000000013841
		Value Date 03-15-24

Checks and Other Debits

Checks and Substitute Checks					160 transactions for a total of $211,644.88
Date	Check		Reference	Date	Check		Reference	Date	Check		Reference
posted	number	Amount	number	posted	number	Amount	number	posted	number	Amount	number
03/01	Sum. 6	2,729.07	Summary	03/12	Sum. 9	19,732.77	Summary	03/21	Sum. 8	12,674.96	Summary
03/04	Sum. 15	15,796.37	Summary	03/13	Sum. 12	12,355.65	Summary	03/22	Sum. 3	1,518.85	Summary
03/05	Sum. 3	8,477.16	Summary	03/14	Sum. 5	8,353.42	Summary	03/25	Sum. 9	11,479.40	Summary
03/06	Sum. 6	4,991.26	Summary	03/15	Sum. 9	14,233.86	Summary	03/26	Sum. 12	15,265.47	Summary
03/07	Sum. 2	4,900.00	Summary	03/18	Sum. 8	8,958.50	Summary	03/27	Sum. 3	4,684.38	Summary
03/08	Sum. 7	8,335.41	Summary	03/19	Sum. 2	1,376.95	Summary	03/28	Sum. 4	3,626.07	Summary
03/11	Sum. 31	35,038.33	Summary	03/20	Sum. 5	16,919.00	Summary	03/29	Sum. 1	198.00	Summary

Adjustments		1 transaction for a total of $ 200.00
Date		Transaction	Reference
posted	Amount	description	number
03/12	200.00	Debit Adjustment Ref: Pgh0000007526925	001AES0000007526925
Value Date 03-11-24

Other Debits		1 transaction for a total of $2,575.12
Date		Transaction	Reference
posted	Amount	description	number
03/29	2,575.12	Corporate Account Analysis Charge	0000000000000031111

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 35 of 80

Corporate Business Account Statement

EBIX INC. #23-80004	For the period	03/01/2024 to 03/31/2024
DEBTOR IN POSSESSION	Account number:	xx-xxxx-2144
Page 3 of 4

Checks and Other Debits - continued

Check and Substitute Check Summary

*	Gap in check sequence

Check number		Amount	Date paid	Reference number
13198	*	6,824.52	03/15	012548335
13841	*	1,000.00	03/15	012475023
14105	*	1,320.00	03/06	018237826
14125	*	150.00	03/12	010730057
14305	*	250.00	03/11	010077002
14307	*	440.00	03/06	018237831
14311	*	185.16	03/05	017456189
14328	*	271.25	03/04	015664959
14337	*	1,000.00	03/06	018372366
14344	*	233.79	03/11	009612747
14358	*	750.00	03/25	017282197
14362	*	900.66	03/15	012548336
14389	*	125.00	03/11	010077004
14391	*	168.85	03/22	016748742
14408	*	100.00	03/01	015491325
14410	*	125.00	03/15	012435900
14416	*	116.67	03/26	049993392
14417		283.68	03/15	088904892
14419	*	1,400.00	03/26	018942452
14421	*	250.00	03/04	015798769
14428	*	600.00	03/08	019758300
14434	*	750.00	03/11	009763477
14437	*	125.00	03/11	010077006
14439	*	750.00	03/22	017235151
14440		800.00	03/04	015613514
14441		480.00	03/04	078423985
14443	*	625.00	03/01	087022571
14445	*	300.00	03/11	009324330
14447	*	500.00	03/18	014362013
14448		800.00	03/04	015698950
14449		300.00	03/26	018849129
14450		600.00	03/01	014806925
14451		261.90	03/01	014910609
14452		450.00	03/04	016758250
14454	*	600.00	03/04	016828498
14457	*	49.00	03/11	009163935
14458		500.00	03/04	015975468
14459		125.00	03/08	019427858
14463	*	300.00	03/13	011671799
14464		300.00	03/07	018499299
14467	*	152.42	03/04	016254956
14468		500.00	03/04	015655003
14469		300.00	03/11	009948803
14470		250.00	03/13	011083452
14471		400.00	03/04	016757070
14473	*	300.00	03/01	015415205
14475	*	842.17	03/01	015266204
14477	*	792.00	03/05	017085935
14480	*	220.00	03/06	018237835
14482	*	600.00	03/11	009727277
14483		1,175.01	03/08	019280319
14484		4,335.40	03/08	019488002
14485		691.26	03/06	017855652

Check number		Amount	Date paid	Reference number
14487	*	900.00	03/11	009330982
14488		100.00	03/08	019486300
14489		200.00	03/15	012475022
14490		100.00	03/14	011931897
14491		1,320.00	03/06	018278089
14492		1,000.00	03/26	018942451
14493		3,000.00	03/14	012292896
14494		4,600.00	03/07	036139329
14496	*	7,500.00	03/05	017228348
14497		2,400.00	03/11	009343191
14498		528.94	03/25	017630695
14499		9,018.11	03/04	016498631
14500		400.00	03/11	009770791
14501		400.00	03/04	015919850
14502		1,000.00	03/04	016511446
14503		1,500.00	03/11	009111366
14504		174.59	03/04	015975343
14505		800.00	03/08	019356454
14506		3,980.00	03/26	033133076
14507		10,875.00	03/12	010548176
14508		1,000.00	03/12	010863112
14510	*	1,000.00	03/13	011475177
14511		1,500.00	03/11	009324399
14512		1,000.00	03/12	010217617
14513		200.00	03/11	083958617
14514		1,000.00	03/13	032348737
14515		1,000.00	03/20	015656216
14516		1,000.00	03/11	085189397
14517		300.00	03/13	011636384
14518		4,300.00	03/11	009612393
14520	*	3,000.00	03/15	012975564
14521		450.00	03/13	011427576
14522		4,500.00	03/12	010695119
14523		1,250.00	03/11	010201765
14524		1,000.00	03/15	012475021
14526	*	2,746.74	03/11	009399102
14527		1,000.00	03/12	010482017
14528		1,000.00	03/14	012187276
14529		1,200.00	03/08	019495824
14530		600.00	03/13	011130970
14531		1,000.00	03/18	046326222
14533	*	625.00	03/11	009763476
14534		125.00	03/14	012084235
14535		157.77	03/12	010781373
14536		5,650.29	03/11	009373508
14537		2,008.50	03/18	013396010
14538		150.00	03/13	011427575
14539		50.00	03/12	010392435
14540		1,300.00	03/11	010136936
14541		600.00	03/11	009419579
14542		311.25	03/11	009659026
14543		4,128.42	03/14	012224861
14544		1,718.84	03/11	009088112

Check number		Amount	Date paid	Reference number
14545		2,895.58	03/11	009088111
14546		600.00	03/13	011200030
14547		250.00	03/11	009763478
14548		908.54	03/11	009420214
14549		724.30	03/11	009166112
14550		125.00	03/11	010077003
14551		2,055.65	03/13	011467076
14552		300.00	03/18	079052082
14553		13,019.00	03/20	082469152
14554		900.00	03/15	012408837
14555		1,000.00	03/21	016289625
14556		800.00	03/20	082779811
14557		400.00	03/26	049993393
14558		750.00	03/13	011708108
14559		1,000.00	03/18	013415761
14560		4,900.00	03/13	011677155
14561		1,000.00	03/18	013246527
14562		1,000.00	03/11	010205866
14563		1,000.00	03/25	017552957
14564		1,500.00	03/25	017602511
14565		3,600.00	03/25	018068830
14566		1,000.00	03/12	010407163
14567		900.00	03/18	014263531
14568		1,000.00	03/25	018173606
14570	*	2,250.00	03/18	079052085
14572	*	740.00	03/27	088902989
14574	*	3,194.38	03/27	019430343
14575		600.00	03/19	014748161
14576		3,423.61	03/26	018733853
14578	*	2,123.83	03/21	016019783
14579		678.58	03/21	016019784
14580		2,992.24	03/21	016030174
14581		20.19	03/26	019128110
14583	*	600.00	03/22	084558827
14584		800.00	03/28	009287436
14585		776.95	03/19	014609179
14586		4,408.31	03/21	016056612
14587		2,000.00	03/28	019955235
14588		20.00	03/21	016471766
14590	*	750.00	03/27	019745339
14591		1,000.00	03/26	018538257
14592		1,500.00	03/20	015554157
14593		1,161.28	03/25	017847214
14596	*	850.00	03/26	018538214
14598	*	26.07	03/28	009383344
14599		1,500.00	03/26	019166984
14601	*	600.00	03/20	015588866
14602		500.00	03/25	017333829
14603		660.00	03/21	015969492
14605	*	198.00	03/29	009822800
14606		800.00	03/28	009576491
14607		1,439.18	03/25	018423416
14608		792.00	03/21	016042401

Check and Substitute Check Summary continued on next page

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 36 of 80

Corporate Business Account Statement

EBIX INC. #23-80004	For the period	03/01/2024 to 03/31/2024
DEBTOR IN POSSESSION	Account number:	xx-xxxx-2144
Page 4 of 4

Checks and Other Debits - continued

Check and Substitute Check Summary - continued

*	Gap in check sequence

Check number		Amount	Date paid	Reference number
14610	*	1,275.00	03/26	033133077

Member FDIC	Equal Housing Lender

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 37 of 80

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page 37 of 81 US747 | BR558 | 6 ROP 450 P.O. Box 7000 Providence, RI 02940 Page 1 of 31 EBIX INC DEBTOR IN POSSESSION CASE 23-80004 CONTROL ACCOUNT 1 EBIX WAY JOHNS CREEK GA 30097-5801 Beginning March 01, 2024 through March 31, 2024 Questions? Contact us today: CALL: Commercial Account Customer Service 1-800-862-6200 VISIT: Access your account online: citizensbank.com MAIL: Citizens Customer Service Center P.O. Box 42001 Providence, RI 02940-2001 EBIX INC DEBTOR IN POSSESSION CASE 23-80004 CONTROL ACCOUNT Business Checking w/Interest XXXXXX-270-5 Balance Calculation Previous Balance 10,162,532.68 Checks - .00 Debits - 21,995,530.08 Deposits & Credit + 24,295,707.91 Interest Paid + .00 Current Balance = 12,462,710.51 Balance Average Daily Balance 7,471,283.19 Interest Current Interest Rate .00% Annual Percentage Yield Earned .00% Number of Days Interest Earned 31 Interest Earned .00 Interest Paid This Year 6,492.46 You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 . Your average daily balance* used to qualify this statement period is: $7,564,866 Your next statement period will end on April 30, 2024. *The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts. Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Corporate Business AcMcaoinuDnoctuSmetanttemPaegne t43 of100 Commercial Account Statement Please See Additional Information on Next Page

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 38 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

TRANSACTION FOR COMMERCIAL CHECKING ACCOUNT ENDING 270-5

Debits **	Previous Balance
**May include checks that have been processed electronically by the payee/merchant.	10,162,532.68
Total Debits

21,995,530.08

Date	Amount	Description
ATM/Purchases
03/01	2,500.00	7062 DBT PURCHASE - 004217 DIGICERT LEHI UT
03/04	119.37	8643 POS DEBIT - 063646 NST THE HOME D SUWANEE GA
03/04	145.43	8643 POS DEBIT - 220561 TARGET T-2056 Suwanee GA
03/04	47.81	8643 POS DEBIT - 220561 TARGET T-2056 Suwanee GA
03/04	45.57	8643 POS DEBIT - 000001 AMAZON.COM*RZ5 SEATTLE WA
03/04	21.19	8643 POS DEBIT - 000001 AMAZON.COM*RZ1 SEATTLE WA
03/04	38.61	8643 POS DEBIT - 000001 AMAZON.COM*RN1 SEATTLE WA
03/04	89.98	8643 POS DEBIT - 000000 AMAZON.COM*RN8 SEATTLE WA
03/05	673.35	7062 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
03/05	706.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/05	706.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/05	168.10	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/05	19.98	8643 POS DEBIT - 000001 AMAZON.COM*RN2 SEATTLE WA
03/05	19.99	8643 POS DEBIT - 000001 AMAZON.COM*RZ6 SEATTLE WA
03/05	34.33	8643 POS DEBIT - 000001 AMAZON.COM*RN4 SEATTLE WA
03/05	22.98	8643 POS DEBIT - 000001 AMAZON.COM*RZ9 SEATTLE WA
03/05	19.99	8643 POS DEBIT - 000001 AMAZON.COM*RN4 SEATTLE WA
03/05	64.10	8643 POS DEBIT - 000001 AMAZON.COM*RZ2 SEATTLE WA
03/05	19.99	8643 POS DEBIT - 000001 AMAZON.COM*RN0 SEATTLE WA
03/05	401.91	8643 POS DEBIT - 004 IN AJR PA MARIETTA GA
03/05	33.60	8643 POS DEBIT - 000001 AMAZON.COM*RZ3 SEATTLE WA
03/05	29.21	8643 POS DEBIT - 000001 AMAZON.COM*RN5 SEATTLE WA
03/05	172.55	8643 POS DEBIT - 001 LOWE’S #71 SUWANEE GA
03/06	1,184.56	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
03/06	491.28	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
03/06	523.40	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
03/06	350.90	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
03/06	127.98	7062 DBT PURCHASE - 999999 SOUTHWES 800-435-97 92 TX
03/06	15.00	7062 DBT PURCHASE - 999999 SOUTHWES 800-435-97 92 TX
03/06	103.75	8643 DBT PURCHASE - 999999 BUREAU OF WORK BWC.OHIO.G OV OH
03/06	15.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/06	1,108.37	7062 DBT PURCHASE - 999999 HOTELSCOM72775 HOTELS.COM WA
03/06	1,108.37	7062 DBT PURCHASE - 999999 HOTELSCOM72775 HOTELS.COM WA
03/06	751.21	7062 DBT PURCHASE - 000000 AMERICAN FORT WORTH TX
03/06	1,285.64	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/06	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA

Please See Additional Information on Next Page

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 39 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
03/06	40.48	8643 POS DEBIT - 000001 AMAZON.COM*RN3 SEATTLE WA
03/06	52.15	8643 POS DEBIT - 000001 AMAZON.COM*RN8 SEATTLE WA
03/06	82.97	8643 POS DEBIT - 000001 AMAZON.COM*RN7 SEATTLE WA
03/06	60.99	8643 POS DEBIT - 000001 AMAZON.COM*RN0 SEATTLE WA
03/06	21.54	8643 POS DEBIT - 982770 TJ MAXX #374 DULUTH GA
03/06	25.59	8643 POS DEBIT - 063646 NST THE HOME D SUWANEE GA
03/07	560.20	7062 DBT PURCHASE - 999999 UNITED UNITED.COM TX
03/07	529.90	7062 DBT PURCHASE - 999999 UNITED UNITED.COM TX
03/07	35.00	8643 DBT PURCHASE - 3LYQJF SINCH MAILGUN SAN ANTONI O TX
03/07	14.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
03/07	2,726.68	8643 DBT PURCHASE - 000000 MICROSOFT*ADS- MSBILL.INF O NV
03/07	75.49	8643 DBT PURCHASE - 999999 GOOGLE *CLOUD 650-253-00 00 CA
03/07	399.00	8643 DBT PURCHASE - T4T1BB FUELED, INC DENVER CO
03/07	499.25	8643 DBT PURCHASE - 999999 GOOGLE *ADS573 650-253-00 00 CA
03/07	1,251.79	8643 DBT PURCHASE - 999999 GOOGLE *ADS349 650-253-00 00 CA
03/07	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/07	82.18	8643 POS DEBIT - 000001 AMAZON.COM*RZ6 SEATTLE WA
03/08	16.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
03/08	16.96	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/08	2,253.96	8643 DBT PURCHASE - GAR3SG FILTERBUY.COM TALLADEGA AL
03/08	667.80	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/08	273.40	8643 DBT PURCHASE - 999999 APR*APPRIVER 850-932-53 38 FL
03/08	255.80	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
03/08	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/11	1,163.74	8643 DBT PURCHASE - 000000 1000BULBS.COM 8006244488 TX
03/11	64.91	8643 DBT PURCHASE - 999999 Twilio PK2P7CC San Franci scoCA
03/11	200.00	8643 DBT PURCHASE - 999999 Twilio J9GRK8J San Franci scoCA
03/11	2,072.04	8643 DBT PURCHASE - 999999 VONAGE *PRICE+ 866-243-43 57 NJ
03/11	16.97	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/11	375.00	8643 DBT PURCHASE - HWCPWL KLAVIYO INC. S BOSTON MA
03/11	49.99	8643 DBT PURCHASE - 000000 PAYPAL *PEASIS 4029357733 CA

Please See Additional Information on Next Page

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 40 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
03/11	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS349 650-253-00 00 CA
03/11	316.78	7062 DBT PURCHASE - 000000 ALILA NAPA VAL SAINT HELE NA CA
03/11	286.00	8643 DBT PURCHASE - 340041 EXTRA SPACE 07 DULUTH GA
03/11	79.49	8643 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
03/11	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS573 650-253-00 00 CA
03/11	80.98	8643 POS DEBIT - 000001 AMAZON.COM*R65 SEATTLE WA
03/11	82.18	8643 POS DEBIT - 000001 AMAZON.COM*RN3 SEATTLE WA
03/11	62.40	8643 POS DEBIT - 000001 AMAZON.COM*R61 SEATTLE WA
03/11	21.19	8643 POS DEBIT - 000001 AMAZON.COM*R64 SEATTLE WA
03/11	19.99	8643 POS DEBIT - 000001 AMAZON.COM*RN1 SEATTLE WA
03/11	60.47	8643 POS DEBIT - 000001 AMAZON.COM*RN4 SEATTLE WA
03/11	87.74	8643 POS DEBIT - 000001 AMAZON.COM*RN8 SEATTLE WA
03/12	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/12	90.00	8643 DBT PURCHASE - 8610 RUSTICI SOFTWA FRANKLIN TN
03/12	4,548.56	8643 DBT PURCHASE - 999999 Hubspot Inc. Winchester MA
03/12	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS349 650-253-00 00 CA
03/12	756.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/12	380.23	7062 DBT PURCHASE - 999999 HOTELSCOM72779 HOTELS.COM WA
03/12	493.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/12	1,197.22	7062 DBT PURCHASE - 999999 HOTELSCOM72779 HOTELS.COM WA
03/12	1,262.83	7062 DBT PURCHASE - 999999 HOTELSCOM72779 HOTELS.COM WA
03/12	967.54	7062 DBT PURCHASE - 999999 HOTELSCOM72779 HOTELS.COM WA
03/12	85.84	8643 POS DEBIT - 000001 AMAZON.COM*RN6 SEATTLE WA
03/12	83.92	8643 POS DEBIT - 000001 AMAZON.COM*R64 SEATTLE WA
03/12	58.87	8643 POS DEBIT - 000001 AMAZON.COM*R61 SEATTLE WA
03/13	525.05	8643 DBT PURCHASE - 000 Staples Inc staples.co m MA
03/13	18.94	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/13	489.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/13	576.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/13	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/14	17.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/14	13.90	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
03/14	2,007.00	8643 DBT PURCHASE - 741742 DATA TECH SMAR WESTLAKE V LG CA

Please See Additional Information on Next Page

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Main Document Page 41 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
03/14	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS349 650-253-00 00 CA
03/14	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/14	21.17	8643 POS DEBIT - 000001 AMAZON.COM*R67 SEATTLE WA
03/14	89.15	8643 POS DEBIT - 000001 AMAZON.COM*RN9 SEATTLE WA
03/14	19.97	8643 POS DEBIT - 000001 AMAZON.COM*RH8 SEATTLE WA
03/14	40.48	8643 POS DEBIT - 000001 AMAZON.COM*R65 SEATTLE WA
03/14	38.61	8643 POS DEBIT - 000001 AMAZON.COM*RN8 SEATTLE WA
03/14	84.96	8643 POS DEBIT - 000001 AMAZON.COM*R60 SEATTLE WA
03/14	270.53	8643 POS DEBIT - 000000 Indeed Jobs Austin TX
03/14	21.93	8643 POS DEBIT - 000001 AMAZON.COM*RH4 SEATTLE WA
03/15	18.97	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
03/15	15.84	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/15	1,209.18	7062 DBT PURCHASE - 999999 HOTELSCOM72781 HOTELS.COM WA
03/15	963.71	7062 DBT PURCHASE - 999999 HOTELSCOM72781 HOTELS.COM WA
03/15	489.20	7062 DBT PURCHASE - 999999 DELTA 800-221-12 12 GA
03/15	608.20	7062 DBT PURCHASE - 000000 AMERICAN FORT WORTH TX
03/15	2,505.89	8643 DBT PURCHASE - 999999 MICROSOFT*Ads- Las Vegas NV
03/15	14.16	8643 DBT PURCHASE - MVKGR4 NAME-CHEAP.COM PHOENIX AZ
03/15	107.82	8643 DBT PURCHASE - 999999 EXPEDIA 727820 EXPEDIA.CO M WA
03/18	.99	8643 DBT PURCHASE - 999999 APPLE.COM/BILL 866-712-77 53 CA
03/18	16.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/18	235.00	8643 DBT PURCHASE - 0089 SAMSCLUB.COM 888-746-77 26 AR
03/18	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/18	647.53	8643 DBT PURCHASE - 000000 WEB*NETWORKSOL JACKSONVIL LE FL
03/18	419.78	7062 DBT PURCHASE - 999999 UNITED UNITED.COM TX
03/18	510.09	7062 DBT PURCHASE - 999999 HOTELSCOM72782 HOTELS.COM WA
03/18	582.86	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
03/18	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/18	60.47	8643 POS DEBIT - 000001 AMAZON.COM*RH3 SEATTLE WA
03/18	19.99	8643 POS DEBIT - 000001 AMAZON.COM*RH4 SEATTLE WA
03/18	60.99	8643 POS DEBIT - 000001 AMAZON.COM*RH7 SEATTLE WA
03/18	19.99	8643 POS DEBIT - 000001 AMAZON.COM*RH0 SEATTLE WA
03/18	60.99	8643 POS DEBIT - 000001 AMAZON.COM*R67 SEATTLE WA
03/18	22.98	8643 POS DEBIT - 000001 AMAZON.COM*RH3 SEATTLE WA

Please See Additional Information on Next Page

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Main Document Page 42 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
03/18	29.21	8643 POS DEBIT - 000001 AMAZON.COM*R66 SEATTLE WA
03/19	127.90	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
03/19	516.95	7062 DBT PURCHASE - 999999 HOTELSCOM72784 HOTELS.COM WA
03/19	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/19	676.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/19	86.27	8643 POS DEBIT - 000001 AMAZON.COM*RH6 SEATTLE WA
03/19	83.47	8643 POS DEBIT - 000001 AMAZON.COM*R60 SEATTLE WA
03/19	63.47	8643 POS DEBIT - 000001 AMAZON.COM*RH2 SEATTLE WA
03/19	19.99	8643 POS DEBIT - 000001 AMAZON.COM*R69 SEATTLE WA
03/19	21.19	8643 POS DEBIT - 000001 AMAZON.COM*R67 SEATTLE WA
03/19	19.98	8643 POS DEBIT - 000001 AMAZON.COM*RH2 SEATTLE WA
03/20	407.56	7062 DBT PURCHASE - 999999 UNITED UNITED.COM TX
03/20	103.00	8643 DBT PURCHASE - 000000 WOUNDED WARRIO JACKSONVIL LE FL
03/20	429.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/20	15.83	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/20	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS349 650-253-00 00 CA
03/20	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/20	17.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/20	211.36	8643 DBT PURCHASE - 292830 DNH*GODADDY.CO TEMPE AZ
03/20	39.90	8643 POS DEBIT - 000001 AMAZON.COM*R63 SEATTLE WA
03/20	2,504.75	8643 DBT PURCHASE - 999999 MICROSOFT*Ads- Las Vegas NV
03/21	15.87	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
03/21	69.00	8643 DBT PURCHASE - T4T1BB FUELED, INC DENVER CO
03/21	362.21	8643 DBT PURCHASE - 999999 SPI*DIRECTV SE 888-388-42 49 CA
03/21	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/21	19.99	8643 POS DEBIT - 000001 AMAZON.COM*RA0 SEATTLE WA
03/22	21.80	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
03/22	16.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/22	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS573 650-253-00 00 CA
03/22	27.85	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/22	157.32	8643 POS DEBIT - 004 IN AJR PA MARIETTA GA
03/25	37.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
03/25	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA

Please See Additional Information on Next Page

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Main Document Page 43 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
03/25	536.96	7062 DBT PURCHASE - 999999 SOUTHWES 800-435-97 92 TX
03/25	40.00	7062 DBT PURCHASE - 999999 SOUTHWES 800-435-97 92 TX
03/25	902.84	7062 DBT PURCHASE - 999999 HOTELSCOM72787 HOTELS.COM WA
03/25	902.84	7062 DBT PURCHASE - 999999 HOTELSCOM72787 HOTELS.COM WA
03/25	685.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/25	933.00	8643 DBT PURCHASE - 729275 AAO COLDEN@AAO RTHMO
03/25	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS349 650-253-00 00 CA
03/25	4,846.25	8643 DBT PURCHASE - 999999 FREEMAN 214-445-14 80 TX
03/25	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/25	42.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
03/25	12.99	8643 DBT PURCHASE - 292830 DNH*GODADDY.CO TEMPE AZ
03/25	199.00	8643 DBT PURCHASE - JGPB8W SHOGUN WALNUT CA
03/25	41.99	8643 POS DEBIT - 000001 AMAZON.COM*RA4 SEATTLE WA
03/25	101.53	8643 POS DEBIT - 000001 AMAZON.COM*RA1 SEATTLE WA
03/25	45.98	8643 POS DEBIT - 000001 AMAZON.COM*RA9 SEATTLE WA
03/25	60.46	8643 POS DEBIT - 000001 AMAZON.COM*RH8 SEATTLE WA
03/25	88.07	8643 POS DEBIT - 000001 AMAZON.COM*RA4 SEATTLE WA
03/25	64.18	8643 POS DEBIT - 000001 AMAZON.COM*RA6 SEATTLE WA
03/25	26.86	8643 POS DEBIT - 000001 AMAZON.COM*RA5 SEATTLE WA
03/25	19.99	8643 POS DEBIT - 000001 AMAZON.COM*RA6 SEATTLE WA
03/25	40.48	8643 POS DEBIT - 000001 AMAZON.COM*RA0 SEATTLE WA
03/25	40.48	8643 POS DEBIT - 000001 AMAZON.COM*RA6 SEATTLE WA
03/26	127.90	8643 DBT PURCHASE - 847305 CINTAS CORP MASON OH
03/26	500.27	8643 DBT PURCHASE - 999999 Indeed 9040497 Austin TX
03/26	926.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/26	10.00	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/26	12.99	8643 DBT PURCHASE - 292830 DNH*GODADDY.CO TEMPE AZ
03/27	161.42	8643 DBT PURCHASE - 0001 STERICYCLE INC BANNOCKBUR N IL
03/27	15.78	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
03/27	370.15	7062 DBT PURCHASE - 000 ENTERPRISE HOL TULSA OK
03/27	1,077.20	7062 DBT PURCHASE - 999999 DELTA DELTA.COM CA
03/27	15.85	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/27	195.00	8643 DBT PURCHASE - 000000 MASS CONVENTIO 6179542128 MA
03/27	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/27	1,129.00	8643 DBT PURCHASE - 8068 DIRECTV MAINST RANCHO SAN TA CA

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Main Document Page 44 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
03/27	2,525.49	8643 DBT PURCHASE - 999999 MICROSOFT*Ads- Las Vegas NV
03/27	78.33	8643 POS DEBIT - 000001 AMAZON.COM*PC0 SEATTLE WA
03/27	97.79	8643 POS DEBIT - 000001 AMAZON.COM*MX7 SEATTLE WA
03/27	77.80	8643 POS DEBIT - 000001 AMAZON.COM*RA7 SEATTLE WA
03/27	.03	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ
03/28	395.34	8643 DBT PURCHASE - 362495 COCA COLA UNIT BIRMINGHAM AL
03/28	17.78	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/28	4.99	8643 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
03/28	13.75	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
03/28	62.03	8643 POS DEBIT - 000001 AMAZON.COM*RA5 SEATTLE WA
03/28	500.00	8643 DBT PURCHASE - 999999 GOOGLE *ADS603 650-253-00 00 CA
03/28	66.61	8643 POS DEBIT - 000001 AMAZON.COM*RA9 SEATTLE WA
03/29	18.74	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
03/29	53.30	8643 DBT PURCHASE - 292837 DNH*GODADDY.CO TEMPE AZ
03/29	16.90	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
03/29	2,253.68	8643 DBT PURCHASE - JGPB8W SHOGUN WALNUT CA
03/29	809.16	8643 DBT PURCHASE - LY1PDA ZOOM.US 888-79 SAN JOSE CA
03/29	4,548.56	8643 DBT PURCHASE - 999999 Hubspot Inc. Winchester MA
03/29	668.05	8643 POS DEBIT - 004 IN AJR PA MARIETTA GA
03/29	63.47	8643 POS DEBIT - 000001 AMAZON.COM*RA6 SEATTLE WA
03/29	.11	FOREIGN CURRENCY FEE - 292837 DNH*GODADDY.CO TEMPE AZ

Other Debits
03/01	1,160.00	LIST POST TOTAL (2)
03/01	4,315.69	OUTGOING WIRE TRANSFER (MTS NO.240301005968)
03/01	8,921.84	OUTGOING WIRE TRANSFER (MTS NO.240301005967)
03/01	50,000.00	OUTGOING WIRE TRANSFER (MTS NO.240301005969)
03/01	4,750.00	OUTGOING WIRE TRANSFER (MTS NO.240301007804)
03/01	87,952.79	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	35,078.59	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	23,746.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	23,361.20	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	15,909.09	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	14,988.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	13,125.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK

Please See Additional Information on Next Page

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Main Document Page 45 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
03/01	12,668.80	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	11,559.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	5,693.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	4,650.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	3,656.75	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	3,481.02	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	3,390.90	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	3,000.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	2,970.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	2,871.40	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	2,850.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	2,560.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	1,800.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	1,678.10	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	1,608.93	UTAH801/297-7703 TAX PAYMNT 240301 1929107584
03/01	1,500.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	1,188.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	1,047.50	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	900.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	897.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	800.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	700.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	700.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	700.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	700.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	680.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	500.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	384.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	377.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	375.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	354.49	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	350.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	300.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	250.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	250.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	210.76	NEVADA TAX 8669623707 030124 2S765P4QTHOU9P1
03/01	177.25	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	150.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	125.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	125.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	125.00	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	99.90	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/01	37.05	EBIX INC 2705 ACH TRANS 240301 -SETT-DIGI BANK
03/04	46,784.37	BANKCARD MERCH FEES 240229 948907957005015
03/04	17,092.26	Sawnee Electric WEB PMTS 030424 9V8M1N
03/04	1,750.00	EBIX INC 2705 ACH TRANS 240304 -SETT-DIGI BANK
03/04	1,400.00	EBIX INC 2705 ACH TRANS 240304 -SETT-DIGI BANK
03/04	29.94	FEDERAL EXPRESS DEBIT 240301 EPA75433634
03/04	20.45	AUTHNET GATEWAY BILLING 240304 134657463

Please See Additional Information on Next Page

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 46 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
03/05	420.00	OUTGOING WIRE TRANSFER (MTS NO.240305004451)
03/05	48,761.06	EBIX EMPMED+DNTL CORP COLL 240305
03/05	33,115.43	EBIX INC 2705 ACH TRANS 240305 -SETT-DIGI BANK
03/05	14,988.00	EBIX INC 2705 ACH TRANS 240305 -SETT-DIGI BANK
03/05	7,010.21	EBIX INC CORP PYMNT 240305 240615082
03/05	540.00	EBIX INC 2705 ACH TRANS 240305 -SETT-DIGI BANK
03/06	134,591.19	OUTGOING WIRE TRANSFER (MTS NO.240306002522)
03/06	47,609.44	OUTGOING WIRE TRANSFER (MTS NO.240306007439)
03/06	50,362.66	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	47,463.21	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	32,029.00	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	4,226.25	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	3,430.00	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	3,360.00	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	1,650.00	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	1,242.50	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	700.00	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	700.00	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	700.00	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	700.00	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	525.00	EBIX INC 2705 ACH TRANS 240306 -SETT-DIGI BANK
03/06	98.42	BANKCARD MERCH CHBK 240305 948907957005015
03/06	98.42	BANKCARD MERCH CHBK 240305 948907957005015
03/06	98.42	BANKCARD MERCH CHBK 240305 948907957005015
03/06	250.00	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
03/07	4,563,378.00	OUTGOING WIRE TRANSFER (MTS NO.240307012282)
03/07	114,816.38	EBIX, INC. JHTC 240307 9256162
03/07	1,960.00	EBIX INC 2705 ACH TRANS 240307 -SETT-DIGI BANK
03/07	630.00	EBIX INC 2705 ACH TRANS 240307 -SETT-DIGI BANK
03/07	36.13	BRAINTREE FUNDING 240307 8QHGQ8
03/07	379.73	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
03/08	460.00	LIST POST TOTAL (1)
03/08	2,000.00	OUTGOING WIRE TRANSFER (MTS NO.240308005199)
03/08	3,000.00	OUTGOING WIRE TRANSFER (MTS NO.240308005200)
03/08	85,953.18	OUTGOING WIRE TRANSFER (MTS NO.240308005197)
03/08	100.00	OUTGOING WIRE TRANSFER (MTS NO.240308007376)
03/08	251,077.00	OUTGOING WIRE TRANSFER (MTS NO.240308007391)
03/08	1,892.13	OUTGOING WIRE TRANSFER (MTS NO.240308005198)

Please See Additional Information on Next Page

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 47 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
03/08	30,000.00	OUTGOING WIRE TRANSFER (MTS NO.240308012904)
03/08	40,000.00	OUTGOING WIRE TRANSFER (MTS NO.240308012909)
03/08	362,521.01	FIRST INSURANCE INSURANCE 240308 900-99953564
03/08	114,998.12	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	54,129.22	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	47,060.53	ANTHEM BLUE I01O CORP PYMT 240308 FL00516966
03/08	9,942.17	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	6,566.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	6,408.19	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	4,123.70	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	3,172.86	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	2,884.62	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	2,341.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	1,894.46	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	1,080.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	1,000.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	1,000.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	966.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	937.50	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	829.40	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	762.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	750.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	616.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	571.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	525.22	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	500.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	475.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	210.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	200.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	197.63	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	165.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	150.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	60.00	EBIX INC 2705 ACH TRANS 240308 -SETT-DIGI BANK
03/08	2,092.30	DEPOSITED CHECK RETURNED
03/11	830,000.00	OUTGOING WIRE TRANSFER (MTS NO.240311011502)
03/11	81,315.99	EBIX Self-Funded INSUR PREM 240306 938857
03/11	11.19	UPSBILLCTR PAYMENT 240308 0000018R80
03/11	1,590.70	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
03/12	2,559.16	EBIX INC CORP PYMNT 240312 240685391
03/12	59.81	BANKCARD MERCH CHBK 240311 948907957005015
03/12	38.67	BRAINTREE FUNDING 240312 GSKD8P
03/13	29,522.54	EBIX EMPMED+DNTL CORP COLL 240313
03/13	27,606.10	EBIX EMPMED+DNTL CORP COLL 240313
03/13	15,695.22	UPSBILLCTR PAYMENT 240312 0000018R80
03/13	1,775.11	EBIX EMPMED+DNTL CORP COLL 240313
03/14	1,455.27	UPSBILLCTR PAYMENT 240313 0000018R80

Please See Additional Information on Next Page

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Main Document Page 48 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
03/14	1,173,433.80	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
03/15	100.00	OUTGOING WIRE TRANSFER (MTS NO.240315005818)
03/15	2,219.40	OUTGOING WIRE TRANSFER (MTS NO.240315005817)
03/15	22,347.33	OUTGOING WIRE TRANSFER (MTS NO.240315005812)
03/15	44,665.21	OUTGOING WIRE TRANSFER (MTS NO.240315005816)
03/15	90,000.00	OUTGOING WIRE TRANSFER (MTS NO.240315005815)
03/15	44,504.26	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	28,684.47	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	25,000.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	15,000.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	8,000.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	5,850.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	5,000.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	4,987.50	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	3,850.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	3,280.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	3,000.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	2,884.62	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	2,700.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	2,600.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	2,587.50	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	2,500.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	2,362.50	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	2,362.50	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	2,300.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	2,212.70	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	2,100.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	1,789.97	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	1,760.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	1,500.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	1,425.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	1,404.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	1,400.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	1,395.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	1,377.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	1,000.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	1,000.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	1,000.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	1,000.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	880.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	880.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	800.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	800.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	750.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK

Please See Additional Information on Next Page

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Main Document Page 49 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
03/15	660.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	594.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	500.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	375.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	360.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	350.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	187.50	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	125.00	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	37.05	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/15	28.50	EBIX INC 2705 ACH TRANS 240315 -SETT-DIGI BANK
03/18	293,952.39	OUTGOING WIRE TRANSFER (MTS NO.240318011275)
03/18	765,951.01	OUTGOING WIRE TRANSFER (MTS NO.240318011277)
03/18	5,431.16	EBIX, INC. JHTC 240316 9278044
03/18	4,728.40	OPTUM BANK DIR DEP 240318 720000208
03/18	4,069.32	IA DEPT OF REV IA REV PAY 240318 2338456
03/18	1,745.84	MI Business Tax Payment 240315 SMIBUS010771856
03/18	700.00	EBIX INC 2705 ACH TRANS 240318 -SETT-DIGI BANK
03/18	572.69	FEDERAL EXPRESS DEBIT 240315 EPA75460428
03/18	241.16	DOR ITS PAYMENTS INDORITS 240315 7764524
03/18	74.65	ME BUREAU OF TAX INTRNET DR 240316 614803
03/18	7,019.79	SERVICE CHARGE
03/19	129,530.09	EBIX EMPMED+DNTL CORP COLL 240319
03/19	22,236.98	STATE COMPTRLR TEXNET 240319 08113887/40319
03/19	17,292.18	SUN LIFE CANADA PAYMENTREQ 240318 1219660
03/19	15,000.00	COMMWLTHOFPAPATH PASTSALETX 230930 PATH8685032
03/19	13,458.11	SUN LIFE CANADA PAYMENTREQ 240318 1219661
03/19	4,176.54	EBIX INC CORP PYMNT 240319 240755388
03/19	3,458.71	SC DEPT REVENUE DEBIT 202403 14337991
03/19	1,309.00	MN DEPT OF REVEN MN Rev pay 240319 000000107240177
03/19	542.91	NC DEPT REVENUE TAX PYMT 240318 043000098460998
03/19	403.88	WI DEPT REVENUE TAXPAYMNT 240318 1997173696
03/19	267.44	AL-DEPT OF REV DIRECT DBT 991231 604860736
03/19	1.89	AL ONESPOT TAX Alabama.go 240319 202467942638
03/20	47,923.05	OUTGOING WIRE TRANSFER (MTS NO.240320012108)
03/20	112,834.07	EBIX, INC. JHTC 240320 9283278
03/20	9,599.59	AZ DEPT OF REV CCDDIR.DBT 240320 100447218
03/20	4,664.22	COMMWLTHOFPAPATH PASTSALETX 240229 PATH8702580
03/20	1,245.22	EBIX, INC. JHTC 240320 9284703
03/20	807.87	VA DEPT TAXATION TAX PAYMEN 240319 *****1975
03/20	724.09	FLA DEPT REVENUE C01 240320 83867774
03/20	62.00	STATE OF LOUISIA EPOSPYMNTS 240320 6242770001
03/21	700.00	LIST POST TOTAL (1)
03/21	1,055,860.84	OUTGOING WIRE TRANSFER (MTS NO.240321008974)
03/21	43,457.72	NYS DTF SALES Tax Paymnt 240321 000000110954561
03/21	883.00	IL DEPT OF REVEN EDI PYMNTS 240321 00001791100464

Please See Additional Information on Next Page

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Main Document Page 50 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
03/22	14,025.00	LIST POST TOTAL (5)
03/22	200.00	OUTGOING WIRE TRANSFER (MTS NO.240322004309)
03/22	828.50	OUTGOING WIRE TRANSFER (MTS NO.240322004308)
03/22	1,538.88	OUTGOING WIRE TRANSFER (MTS NO.240322004305)
03/22	4,659.33	OUTGOING WIRE TRANSFER (MTS NO.240322004306)
03/22	7,768.20	OUTGOING WIRE TRANSFER (MTS NO.240322004304)
03/22	111,316.59	OUTGOING WIRE TRANSFER (MTS NO.240322004307)
03/22	300.00	OUTGOING WIRE TRANSFER (MTS NO.240322014534)
03/22	84,658.93	EBIX Self-Funded INSUR PREM 240319 939584
03/22	61,931.22	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	37,357.64	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	28,538.29	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	27,296.28	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	23,826.30	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	15,909.09	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	15,000.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	11,559.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	9,839.26	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	8,200.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	5,943.00	TN STATE REVENUE TN TAP 240321 834912896
03/22	5,008.40	OPTUM BANK DIR DEP 240322 720000208
03/22	5,000.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	4,123.70	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	3,673.79	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	3,610.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	3,604.70	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	3,390.90	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	3,000.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	2,501.57	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	1,600.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	1,000.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	1,000.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	900.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	819.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	777.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	724.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	700.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	700.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	700.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	600.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	574.04	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	510.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK

Please See Additional Information on Next Page

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Main Document Page 51 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
03/22	500.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	425.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	415.30	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	324.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	300.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	300.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	300.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	250.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	250.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	210.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	200.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	200.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	200.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	200.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	140.00	EBIX INC 2705 ACH TRANS 240322 -SETT-DIGI BANK
03/22	41.98	BRAINTREE FUNDING 240322 5ZXHZT
03/22	6.32	BRAINTREE FUNDING 240322 3R6844
03/22	152.43	DEPOSITED CHECK RETURNED
03/25	7,768.20	OUTGOING WIRE TRANSFER (MTS NO.240325003920)
03/26	3,265.00	LIST POST TOTAL (2)
03/26	7,175.23	EBIX INC CORP PYMNT 240326 240825892
03/26	2,489.00	CA DEPT TAX FEE CDTFA EPMT 240325 17429192
03/26	287.84	KSDEPTOFREVENUE TAXDRAFTS 240326 004770021975F01
03/27	2,805.00	LIST POST TOTAL (1)
03/27	12,231.80	OUTGOING WIRE TRANSFER (MTS NO.240327011776)
03/27	790,000.00	OUTGOING WIRE TRANSFER (MTS NO.240327011775)
03/27	70,371.08	EBIX EMPMED+DNTL CORP COLL 240327
03/27	18,151.05	EBIX EMPMED+DNTL CORP COLL 240327
03/27	5,325.65	WA DEPT REVENUE TAX PYMT 240325 13090679
03/27	1,892.13	EBIX INC 2705 ACH TRANS 240327 -SETT-DIGI BANK
03/27	525.00	EBIX INC 2705 ACH TRANS 240327 -SETT-DIGI BANK
03/27	250.00	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
03/28	18.80	BRAINTREE FUNDING 240328 KHRPTP
03/28	1,875,826.06	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
03/29	872,000.00	OUTGOING WIRE TRANSFER (MTS NO.240329004387)
03/29	6,032,418.75	OUTGOING WIRE TRANSFER (MTS NO.240329009128)
03/29	379.73	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF

Please See Additional Information on Next Page

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Main Document Page 52 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits			Total Deposits & Credits
Date	Amount	Description	+	24,295,707.91
03/01	215,009.75	JPMORGAN CHASE B PAYMENT 240301
03/01	96,130.00	EDWARD JONES EDI PYMNTS 240301 01625660
03/01	76,762.19	LOCKBOX DEPOSIT
03/01	62,878.18	BANKCARD MERCH DEP 240229 948907957005015
03/01	60,203.73	M Financial Payment 030124 00000193/68
03/01	51,382.76	MUTUAL OF OMAHA TRANSFERS 240301 AP0014092054
03/01	32,277.01	MASSACHUSETTS MU EXPENSES M 240229 EBIINC
03/01	25,000.00	TRANSAMERICA LIF PAYABLES 240301 0770021975
03/01	25,000.00	MASSACHUSETTS MU EXPENSES M 240229 EBIINC
03/01	17,400.00	SIMPLICIT - 6478 CORP PAY 240301 EBIX30374
03/01	13,683.01	FOUNDERSSEC2823 CREDITS 240301 EBIX, INC.
03/01	13,594.48	SANTA CLARA COUN VENDOR PMT 240301 0005004222
03/01	9,705.93	INSURMARK - 1252 CORP PAY 240301 EBIX30374
03/01	8,977.20	AIRPRODUCTS 9621 EDI PAYMNT 030124 US102000140513
03/01	8,012.48	EAGLE LIFE AEGL PAYMENTS 240301
03/01	7,840.00	MASSACHUSETTS MU EXPENSES M 240229 EBIINC
03/01	6,714.00	PRODUCER - 4863 CORP PAY 240301 EBIX30374
03/01	6,213.85	GUIDANT GLOBAL I PAYABLES 240301 EBIX_CONS_LFG
03/01	5,102.00	WESTERN SOUTHERN EDI PYMNTS 240301 02000010815
03/01	5,000.00	MASSACHUSETTS MU EXPENSES M 240229 EBIINC
03/01	4,789.96	TRANSAMERICA LIF PAYABLES 240301 0770021975
03/01	4,000.00	MARYKNOLL F N B AP 240301 20091
03/01	3,824.00	PRUDENTIAL FINAN VEND PYMT 240301 104813
03/01	3,262.00	AMERIPRISE FINAN AFWFACH 240229 240229000000701
03/01	3,061.00	INSURANCE - 5886 CORP PAY 240301 EBIX30374
03/01	2,670.54	AMERICAN EXPRESS SETTLEMENT 240301 1046396313
03/01	2,229.59	VDDC Checking C1022924 240301 ET000193
03/01	2,079.96	ARTHUR J GALLAGH DOMTZZ2007 240229 002EFTI030833
03/01	1,955.00	MASSACHUSETTS MU EXPENSES M 240229 EBIINC
03/01	1,595.16	LOCKBOX DEPOSIT
03/01	1,480.00	CHMC SURGICAL PAYABLES 022924 EBIX
03/01	1,450.44	JURS MONTG- 4883 CORP PAY 240301 EBIX30374
03/01	1,448.00	SIMPLICIT - 3293 CORP PAY 240301 EBIX30374
03/01	1,154.53	TRANSAMERICA LIF PAYABLES 240301 0770021975
03/01	1,100.28	CHESAPEAKE- 8040 CORP PAY 240301 EBIX30374
03/01	1,039.70	BROOKFIELD HOSPI CASH CONC 240229 01063665
03/01	827.50	HEART INSTITUTE PAYABLES 022924 EBIX
03/01	827.50	HEART INSTITUTE PAYABLES 022924 EBIX
03/01	792.00	ONEOK, INC 4695942956 240301 469594
03/01	675.00	TRANSAMERICA LIF PAYABLES 240301 0770021975
03/01	525.00	RETURN SETTLE RETURN 240301 -SETT-AUTO 2
03/01	521.52	BROWN & BROWN PAYMENTS 240229 EFT-01593618
03/01	505.60	EDGEWOOD PARTNER VDR INVCES 240301 97070
03/01	505.60	EDGEWOOD PARTNER VDR INVCES 240301 97071
03/01	505.60	EDGEWOOD PARTNER VDR INVCES 240301 97072
03/01	505.60	EDGEWOOD PARTNER VDR INVCES 240301 97073
03/01	505.60	EDGEWOOD PARTNER VDR INVCES 240301 97074
03/01	505.60	EDGEWOOD PARTNER VDR INVCES 240301 97075
03/01	446.00	SIMPLICIT - 6902 CORP PAY 240301 EBIX30374
03/01	350.00	LIFEPRO FI- 8222 CORP PAY 240301 EBIX30374

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Main Document Page 53 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/01	333.00	*LINCOLN NATL INVOICE PY 240301 PMT-208834
03/01	316.00	TOTAL FINA- 2600 CORP PAY 240301 EBIX30374
03/01	287.00	*LINCOLN NATL INVOICE PY 240301 PMT-208835
03/01	217.00	*LINCOLN NATLIN VOICE PY 240301 PMT-208836
03/01	174.25	ALERA GROUP INC DIRECT-PAY 240229 66270020
03/01	133.75	DAVIS FIN - 6010 CORP PAY 240301 EBIX30374
03/01	128.94	Interfor Corpora EDI PYMNTS 240301 10607
03/01	122.00	*LINCOLN NATL INVOICE PY 240301 PMT-208833
03/01	118.37	VS SERVICE 1040 PAYMENTS 240301
03/01	106.30	WILSON ELECTRIC WILSON ELE 240301 4580
03/01	71.61	BRAINTREE FUNDING 240301 DWG8F8
03/01	70.50	ONEGAS PAYMENTS 240301 1281793
03/01	40.00	TRANSAMERICA LIF PAYABLES 240301 0770021975
03/01	23.10	1331 17TH ST DEN CHECKING 240301 770021975
03/01	22.33	SKYWAY CEMENT CO TRADE PAY 240229 05100
03/01	11.72	Aon Corporation BK-7280464 240229 BK-7280464
03/04	56,455.64	USAA PAYMENTS 240301 AP0003923689
03/04	54,606.28	LOCKBOX DEPOSIT
03/04	39,528.00	PACIFIC LIFE INS ACH 240301 AP0013432849
03/04	25,000.00	MIDLAND NATIONAL ACCTPAYABL 240229 100019000636782
03/04	20,742.00	CETERA FINANCIAL ACHLB03012 240304 945506
03/04	20,618.28	AMERICAN EXPRESS SETTLEMENT 240302 1046396313
03/04	14,988.00	RETURN SETTLE RETURN 240304 -SETT-AUTO 2
03/04	12,757.22	BANKCARD MERCH DEP 240301 948907957005015
03/04	7,585.95	GUIDANT GLOBAL I PAYABLES 240304 EBIX_CONS_LFG
03/04	6,439.97	ARTHUR J GALLAGH DOMTZZ2007 240301 002EFTI031005
03/04	5,323.51	MIDLAND NATIONAL ACCTPAYABL 240229 100019000636792
03/04	5,221.16	AMERICAN EXPRESS SETTLEMENT 240303 5430020156
03/04	3,266.25	STRATEGIC HEALTH ACH Pmt 240304 11124427259
03/04	2,920.66	BANKCARD MERCH DEP 240301 948907957005015
03/04	2,878.20	Acrisure, LLC PAYMENTS 240304 000000000304640
03/04	1,598.00	CETERA FINANCIAL ACHLB03012 240304 945624
03/04	1,136.00	AGIA805 566 9191 AGIA INC 240301 EFT000000010358
03/04	1,039.11	LOCKBOX DEPOSIT
03/04	1,000.00	AMERIPRISE FINAN AFWFACH 240301 240301000000701
03/04	649.50	MAIN OPER ACCT NARS 240304 0358
03/04	550.00	LOCKBOX DEPOSIT
03/04	400.00	M & O MARKETING PAYABLES 030424 EBIX
03/04	288.00	MIDLAND NATIONAL ACCTPAYABL 240229 100019000636802
03/04	255.00	SHERI HORN SENDER 240304 9276155701
03/04	200.00	TAYLOR CORPORATI ACCTSPAY 240304
03/04	200.00	TOWN OF NORTH HA TNH ACH 240304 1640
03/04	156.36	JOHNTEMP7947 TEMP24ACH0 240304 EBIX
03/04	134.20	Ryan Specialty L PAYMENTS 240301 SAP-99481
03/04	129.25	PURITY LIFE HEAL PAYMENT 240301 EBIX
03/04	119.83	BRAINTREE FUNDING 240304 K4PJ44
03/04	30.00	OpenSesame Bill.com 240304 014DXVAEMCAFXSR
03/04	23.69	SIMPLOT AB RETAI AP ACH PMT 240301 01400475
03/04	23.10	1401 17TH ST DEN CHECKING 240301 770021975
03/04	21.00	NEDASTRA HOLDING EDI PYMNTS 240304 01-301520000104

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Main Document Page 54 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/04	981.57	0298 DBT RETURN - 999999 FACEBK 2MHU4ZT Menlo Park CA
03/04	900.00	0298 DBT RETURN - 999999 FACEBK BJXM824 Menlo Park CA
03/04	900.00	0298 DBT RETURN - 999999 FACEBK 5D7N4ZX Menlo Park CA
03/04	900.00	0298 DBT RETURN - 999999 FACEBK AXCCCZF Menlo Park CA
03/04	900.00	0298 DBT RETURN - 999999 FACEBK 6E4SA2Q Menlo Park CA
03/04	900.00	0298 DBT RETURN - 999999 FACEBK GWMFCZF Menlo Park CA
03/05	162,674.03	NEW YORK LIFE MPP 030524 0991855069
03/05	86,518.09	LOCKBOX DEPOSIT
03/05	26,670.22	BRIGHTHOUSE PAYMENTS 240304 102CCD042245
03/05	24,108.00	AMERICAN FAMILY PAYMENT 240304 240304EBIX INC
03/05	18,723.89	BIG LOTS STORES EFTPAYMENT 240305
03/05	14,689.03	WASTE MANAGEMENT DOMTBOA031 240305 9000424315
03/05	6,514.29	GNA AP DISBURSE INV PAY 240303 000000600095480
03/05	2,651.89	BANKCARD MERCH DEP 240304 948907957005015
03/05	2,480.43	BANKCARD MERCH DEP 240304 948907957005015
03/05	1,731.78	TruStage CMFGL PYMT 240304 0000098072
03/05	1,440.35	JH LIFFE INS PAYMENT 030524 P10502097
03/05	434.64	AMERICAN EXPRESS SETTLEMENT 240305 5430020156
03/05	423.00	Relation Insuran Payment 240302
03/05	338.51	BRAINTREE FUNDING 240305 B5XF3J
03/05	126.25	Relation Insuran Payment 240302
03/05	118.31	UNITED STATES SU APAY 240305
03/05	68.28	MOHAWK INDUSTRIE EDI PYMNTS 240305 0000611869
03/05	26.58	BRAINTREE FUNDING 240305 FZGKWD
03/05	11.91	BRAINTREE FUNDING 240305 D4DYHJ
03/05	.01	Erie Boulevard H 5/133176/1 240305 133176/240305/1
03/06	279,790.63	LOCKBOX DEPOSIT
03/06	126,428.71	BANKCARD MERCH DEP 240305 948907957005015
03/06	49,043.80	ZELIS HEALTHCARE 10871 240306 1018945110871
03/06	38,880.00	JANNEY EXP REIMB 240305 E1402
03/06	27,451.92	WESTERN SOUTHERN EDI PYMNTS 240306 02000010914
03/06	13,361.63	MIDLAND NATIONAL ACCTPAYABL 240304 100019000637452
03/06	5,000.00	EMPLOYEE BENEFIT ACH 030624 3125
03/06	3,937.70	LOCKBOX DEPOSIT
03/06	3,270.00	GSOCAP GSOC APPAY 240306 036076150
03/06	2,679.70	NFP CORPORATE SE AP PAYMENT 240305 4620-1235
03/06	2,378.00	WESTERN SOUTHERN EDI PYMNTS 240306 02000010915
03/06	2,153.55	BUILDERS MUTUAL MISC 240306 EBIX
03/06	1,999.91	LIMITED BRANDS LBI REMIT 240306 1028897248
03/06	1,753.16	WESTERN SOUTHERN EDI PYMNTS 240306 02000010916
03/06	1,485.00	MIDLAND NATIONAL ACCTPAYABL 240304 100019000637462
03/06	1,269.00	Acrisure, LLC PAYMENTS 240306 000000000305603
03/06	740.00	BRAKEBUSH BROTHE PAYABLES 240306
03/06	246.46	BRAINTREE FUNDING 240306 5ND984
03/06	165.83	FLYNN & COMPANY AP PAYMENT 240305 2605-1000

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Main Document Page 55 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/06	139.53	BRAINTREE FUNDING 240306 6KCHPP
03/06	89.00	Acrisure, LLC PAYMENTS 240306 000000000305644
03/06	78.00	NATL INTEGRITY EDI PYMNTS 240306 00100000091
03/06	11.87	GULCH ATL OPER CHECKING 240306 770021975
03/06	1,782.00	INCOMING WIRE TRANSFER (MTS NO.240306002844)
03/07	79,725.97	MASSACHUSETTS MU EXPENSES M 240306 EBIINC
03/07	78,175.34	LOCKBOX DEPOSIT
03/07	24,790.76	PACIFIC LIFE INS ACH 240306 AP0013481425
03/07	13,867.83	BANKCARD MERCH DEP 240306 948907957005015
03/07	6,846.37	INTUIT 06804060 BILL_PAY 030424 CLAREMONT INSUR
03/07	3,304.56	DEPOSIT
03/07	3,000.00	ACS BENEFIT SERV INV PMT 240307
03/07	1,996.58	DUCK CREEK TECHN 35311 240307 226482
03/07	1,547.00	JONES MEMORIAL H REG SALARY 240307 SPR123856
03/07	1,176.70	BALDWIN RISK PAR DIRECT-PAY 240306 66737614
03/07	1,080.00	Bkly Rsk Adm Co ACH 240306 AP0002337185
03/07	813.60	LOCKBOX DEPOSIT
03/07	700.00	Navia Benefit So ACH BATCH 240307 V4880
03/07	505.60	EDGEWOOD PARTNER VDR INVCES 240307 97527
03/07	434.64	AMERICAN EXPRESS SETTLEMENT 240307 5430020156
03/07	175.00	EDGEWOOD PARTNER VDR INVCES 240307 97526
03/07	130.66	EAC Brokerage In Insurance 240307 5682219372
03/07	46.62	GARDEN GROVE PC CLEAR 240307 V01372
03/07	28.73	BRAINTREE FUNDING 240307 6ZDPBY
03/07	5,481.57	CREDIT MEMO MMC Claim Credit C-2525155
03/07	2.81	YEAR-TO-DATE INTEREST ADJUSTMENT C-2525155
03/08	40,456.38	FSHP HCS, LLC 1000155012 240307 730018000044432
03/08	36,550.35	BANKCARD MERCH DEP 240307 948907957005015
03/08	26,103.62	LOCKBOX DEPOSIT
03/08	23,175.94	AMERICAN EXPRESS SETTLEMENT 240308 1046396313
03/08	9,300.00	Guardian Life In PAYMENTS 240308 1107326
03/08	3,622.00	WESTERN SOUTHERN EDI PYMNTS 240308 02000010969
03/08	3,004.96	MAYA ASSUR OPERA SYSTEMS 240308 EBIX
03/08	2,413.78	EDGEWOOD PARTNER VDR INVCES 240308 97665
03/08	1,806.87	CWI INC 07-MAR-24 030824 20254629
03/08	1,450.44	JURS MONTG- 4883 CORP PAY 240308 EBIX30374
03/08	1,394.92	EDGEWOOD PARTNER VDR INVCES 240308 97661
03/08	1,246.57	EDGEWOOD PARTNER VDR INVCES 240308 97660
03/08	1,111.62	Hotaling Group I EBIX, INC. 030824
03/08	1,069.75	BANKCARD MERCH DEP 240307 948907957005015
03/08	976.26	EDGEWOOD PARTNER VDR INVCES 240308 97663
03/08	540.00	PROMEDICA HEALTH AP PAYMENT 240307 1000-0000012282
03/08	517.02	EDGEWOOD PARTNER VDR INVCES 240308 97662
03/08	463.50	PS DEBIT PAYABLES 240308 EBIX
03/08	421.79	METRO AIRPORTS C APVENDORS 240306 277947
03/08	386.26	EDGEWOOD PARTNER VDR INVCES 240308 97656
03/08	249.89	EDGEWOOD PARTNER VDR INVCES 240308 97653

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Main Document Page 56 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/08	200.00	TOWN OF NORTH HA TNH ACH 240308 1640
03/08	175.00	EDGEWOOD PARTNER VDR INVCES 240308 97667
03/08	125.00	Vallejo CUSD 1 240305 068-001840-0003
03/08	103.96	JANNEY EXP REIMB 240307 E1402
03/08	86.22	BRAINTREE FUNDING 240308 HRSPWY
03/08	66.12	EDGEWOOD PARTNER VDR INVCES 240308 97664
03/08	60.78	EDGEWOOD PARTNER VDR INVCES 240308 97655
03/08	58.17	EDGEWOOD PARTNER VDR INVCES 240308 97659
03/08	47.74	BROWN & BROWN PAYMENTS 240307 EFT-01632126
03/08	45.33	PENNMUTUAL 8885 WD ACH IP 240307 10014818
03/08	40.13	PROMEDICA HEALTH AP PAYMENT 240307 1000-0000012282
03/08	35.75	EDGEWOOD PARTNER VDR INVCES 240308 97654
03/08	31.14	3838 OAK LAWN checking 240308 770021975
03/08	28.73	BRAINTREE FUNDING 240308 GXJHFT
03/08	27.00	KY AGC SIF PAYABLES 240308 130019927478654
03/08	15.61	EDGEWOOD PARTNER VDR INVCES 240308 97658
03/08	12.21	BROWN & BROWN PAYMENTS 240307 EFT-01632123
03/08	10.01	EDGEWOOD PARTNER VDR INVCES 240308 97666
03/08	10.00	EDGEWOOD PARTNER VDR INVCES 240308 97657
03/08	4.73	BROWN & BROWN PAYMENTS 240307 EFT-01632120
03/11	53,307.10	Sysco Corporatio PAYMENTS 240309 AY-000063836192
03/11	48,212.00	*LINCOLN NATL INVOICE PY 240311 PMT-209444
03/11	23,468.58	LOCKBOX DEPOSIT
03/11	22,249.91	AMERICAN EXPRESS SETTLEMENT 240309 1046396313
03/11	22,181.60	GUIDANT GLOBAL I PAYABLES 240311 EBIX_CONS_LFG
03/11	16,107.97	BANKCARD MERCH DEP 240308 948907957005015
03/11	14,625.00	*LINCOLN NATL INVOICE PY 240311 PMT-209441
03/11	13,814.98	PENNMUTUAL 8885 WD ACH IP 240308 10014898
03/11	6,730.00	*LINCOLN NATL INVOICE PY 240311 PMT-209429
03/11	5,000.00	STONEX GROUP INC ACHTRANSAC 240311 3003156
03/11	4,064.51	BANKCARD MERCH DEP 240308 948907957005015
03/11	3,345.00	*LINCOLN NATL INVOICE PY 240311 PMT-209432
03/11	3,145.75	VOLENTE INSURANC QUICKBOOKS 240311 631648270
03/11	3,100.00	*LINCOLN NATL INVOICE PY 240311 PMT-209437
03/11	2,070.00	*LINCOLNNATLINVOICEPY240311 PMT-209440
03/11	1,810.00	*LINCOLNNATLINVOICEPY240311 PMT-209433
03/11	1,702.86	COMP CONSULTING AP PAYMENT 240308 4130-1427
03/11	840.00	*LINCOLN NATL INVOICE PY 240311 PMT-209416
03/11	795.00	*LINCOLN NATL INVOICE PY 240311 PMT-209447
03/11	714.00	*LINCOLN NATL INVOICE PY 240311 PMT-209419
03/11	678.00	*LINCOLN NATL INVOICE PY 240311 PMT-209418
03/11	678.00	*LINCOLN NATL INVOICE PY 240311 PMT-209420
03/11	444.00	*LINCOLN NATL INVOICE PY 240311 PMT-209423
03/11	375.00	*LINCOLN NATL INVOICE PY 240311 PMT-209439
03/11	375.00	LOCKBOX DEPOSIT
03/11	300.00	*LINCOLNNATLINVOICEPY240311PMT-209435
03/11	133.58	BANKCARD MERCH DEP 240308 948907957005015
03/11	62.35	BRAINTREE FUNDING 240311 7N5ZK8
03/11	50.00	The Hilb Group Bill.com 240311 016RBNTGR39RQZC
03/11	12.46	BRAINTREE FUNDING 240311 G4MTF8

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Main Document Page 57 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/11	27,295.00	INCOMING WIRE TRANSFER (MTS NO.240311009887)
03/12	182,241.22	LOCKBOX DEPOSIT
03/12	152,941.70	MAN LIFE INS PAYMENT 031224 P10583916
03/12	59,701.41	BANKCARD MERCH DEP 240311 948907957005015
03/12	32,325.00	*LINCOLN NATL INVOICE PY 240312 PMT-209663
03/12	12,757.50	Symetra Fina 02 PAYABLES 240312 EBIINC01
03/12	4,856.07	LOCKBOX DEPOSIT
03/12	4,805.74	JH LIFFE INS PAYMENT 031224 P10583902
03/12	4,795.75	BANKCARD MERCH DEP 240311 948907957005015
03/12	4,320.00	CITIZENS PROPERT 031224_VAC 240312 48884
03/12	1,957.50	GROUP 1001 INNOV 0000009195 240312 160CCD002328
03/12	1,740.32	AMERICAN EXPRESS SETTLEMENT 240312 5430020156
03/12	1,500.00	PINNACLE OPERATI ECHECKPAY 240311 1000003960
03/12	1,215.00	BANKCARD MERCH DEP 240311 948907957005015
03/12	1,197.00	Acrisure, LLC PAYMENTS 240311 000000000307160
03/12	1,147.50	FMR LLC US-JPM-CCD 031224 2568299
03/12	1,071.00	Acrisure, LLC PAYMENTS 240312 000000000307296
03/12	818.06	AMERICAN EXPRESS SETTLEMENT 240312 1046396313
03/12	809.56	Brookfield Power 2/133573/1 240312 133573/240312/1
03/12	622.00	GROUP 1001 INNOV 0000009195 240312 160CCD002327
03/12	575.30	ALG ADMIN SVCS ALG ACH 3 240312 150722
03/12	546.00	*LINCOLN NATL INVOICE PY 240312 PMT-209666
03/12	280.80	Reliance Standar EDI PYMTS 240312 647130859
03/12	118.93	BRAINTREE FUNDING 240312 H3BKK8
03/12	117.00	GRAY AND CO AP GRAY CO 240312 EBIX
03/12	57.56	EXXONMOBILPAY4 EDI PAYMTS 031224 PAY420900398694
03/12	3,340.00	INCOMING WIRE TRANSFER (MTS NO.240312009608)
03/13	311,322.29	LOCKBOX DEPOSIT
03/13	108,344.90	BANKCARD MERCH DEP 240312 948907957005015
03/13	66,950.40	AMERICAN INTER02 EDI PYMT 031224 2000007457
03/13	63,563.90	ZELIS HEALTHCARE 10971 240313 1019569310971
03/13	63,240.56	ACS BENEFIT SERV INV PMT 240313
03/13	49,514.36	GROUP 1001 INNOV 0000009205 240313 160CCD002357
03/13	20,306.00	NL ACCTS PAYABLE AP PAYMENT 240312 283685
03/13	12,971.00	FMR LLC US-JPM-CCD 031324 2569792
03/13	11,002.30	EDGEWOOD PARTNER VDR INVCES 240313 97960
03/13	6,123.60	PEARL CARROLL & PY03/13/24 240313 00EB77002
03/13	2,424.59	FIVE POINT COMMU PAYMENTS 240312 25703208
03/13	1,765.18	ZELIS HEALTHCARE 10971 240313 1019568910971
03/13	1,000.00	Relation Insuran Payment 240312
03/13	607.70	PATRIOT GROWTH I PAYMENTS 240313 Ebix Inc
03/13	200.21	W US HOLDING COM ACH 240313 3556115
03/13	186.12	The Hilb Group Bill.com 240313 016DXQWUB39VJRI
03/13	98.28	JANNEY EXP REIMB 240312 E1402
03/13	79.29	BRAINTREE FUNDING 240313 DD2FYP
03/13	75.60	BRAINTREE FUNDING 240313 5Y55QT
03/13	75.00	BANKCARD MERCH DEP 240312 948907957005015
03/13	73.50	AMERICAN FI-5415 CORP PAY 240313 EBIX30374

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Main Document Page 58 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/13	34.10	US Administrator VENDORPMT 240313 EBIXIN001
03/14	224,132.00	TruStage CMFGL PYMT 240313 0000098322
03/14	123,306.24	KNIGHTS OF COLUM APD0120240 240314 10012000001277
03/14	98,335.20	BANKCARD MERCH DEP 240313 948907957005015
03/14	26,054.34	LOCKBOX DEPOSIT
03/14	25,860.00	Ibexis Life Ins Payments 240314 V00315
03/14	24,000.00	Guardian Life In PAYMENTS 240314 1122363
03/14	15,401.29	PREFERRED CARE S PAYMENT 240314 SUPPLIER_CONNEC
03/14	5,378.00	BANK OF AMERICA 2003PPD_US 240314 200320001421622
03/14	2,884.00	USAA PAYMENTS 240313 AP0003961012
03/14	2,773.13	HSBC Bank USA, N 5339594442 240313 3261555
03/14	1,738.70	AMERICAN EXPRESS SETTLEMENT 240314 5430020156
03/14	1,101.40	ELECTROLUX-2122 ACH PAYMNT 031424 1001607539
03/14	507.29	TALCOTT-RES LIFE 2407300003 240314 562885156132540
03/14	446.46	BANKCARD MERCH DEP 240313 948907957005015
03/14	432.00	MSIG Insurance S 31233 240314 000000000012888
03/14	425.55	COUNTY OF NAPA DIRECT PAY 240314 101081
03/14	225.00	Western Growers ECHECKPAY 240313 1000048440
03/14	209.79	LEVEL FOUR INSUR PAYROLL 240314
03/14	64.43	AMERICAN EXPRESS SETTLEMENT 240314 1046396313
03/14	42.26	BRAINTREE FUNDING 240314 DFCY44
03/14	41.37	BRAINTREE FUNDING 240314 85CVGY
03/14	33.72	UNIVERSAL LIFE I ULICO 240314 L0583
03/14	33.61	BRAINTREE FUNDING 240314 62FVBD
03/14	24.95	WASTE MANAGEMENT DOMTBOA031 240314 9000429909
03/14	17.09	350 SOUTH GRAND checking 240314 770021975
03/14	46,318.37	INCOMING WIRE TRANSFER (MTS NO.240314009416)
03/14	1,197.22	7062 DBT RETURN - 999999 HOTELSCOM72779 HOTELS.COM WA
03/15	234,886.66	PRUDENTIAL FINAN VEND PYMT 240315 104813
03/15	107,370.45	EDWARD JONES EDI PYMNTS 240315 01636455
03/15	100,411.88	Guardian Life In PAYMENTS 240315 1124658
03/15	51,358.69	LOCKBOX DEPOSIT
03/15	36,426.01	BANKCARD MERCH DEP 240314 948907957005015
03/15	28,295.25	BRIGHTHOUSE PAYMENTS 240314 102CCD042462
03/15	27,610.00	TruStage CMFGL PYMT 240314 0000098433
03/15	27,243.06	TRUIST CRP TRUIST CRP 240314 0000403065
03/15	9,839.26	RETURN SETTLE RETURN 240315 -SETT-AUTO 2
03/15	9,500.73	INSURMARK - 1252 CORP PAY 240315 EBIX30374
03/15	9,128.81	IDA - GEN PAYMENTS 240315
03/15	6,151.50	SHC A/P AP DEPOSIT 032524 336485
03/15	4,469.75	Robert W. Baird PAYMENT 240315 0000024103
03/15	3,130.00	AMERICAN INTER02 EDI PYMT 031424 2000007830
03/15	3,079.00	INSURANCE - 5886 CORP PAY 240315 EBIX30374
03/15	2,927.47	ADVISORNET FINAN PAYABLES 031424 EBIXXX9999
03/15	2,875.00	PENNMUTUAL 8885 WD ACH IP 240314 10015303
03/15	2,295.00	Robert W. Baird PAYMENT 240315 0000024103
03/15	1,895.25	Robert W. Baird PAYMENT 240315 0000024103
03/15	1,808.10	TRULUMA, I- 5609 CORP PAY 240315 EBIX30374

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/15	1,701.71	MARKETING - 5039 CORP PAY 240315 EBIX30374
03/15	1,652.30	3 MARK FINANCIAL ACH Pmt 240315 11125671463
03/15	1,652.30	3 MARK FINANCIAL ACH Pmt 240315 11125675850
03/15	1,485.00	NATIONAL COU6450 Payment 240314 AC00015864
03/15	1,416.00	VALMARK FINANCIA PAYABLES 031424 EBIX
03/15	1,226.22	Bank Midwest BankTEL 031524 1975
03/15	1,209.80	AGENCY SERVICES CORP PAY 240315 EBIX
03/15	1,201.45	WASHINGTON FINAN DIRECT-PAY 240314 67506376
03/15	1,106.64	CHESAPEAKE- 8040 CORP PAY 240315 EBIX30374
03/15	1,085.59	FUSCOE ENGINEERI Expense 240315 770021975
03/15	991.38	BALDWIN RISK PAR DIRECT-PAY 240314 67481571
03/15	972.93	BANKCARD MERCH DEP 240314 948907957005015
03/15	850.00	Integrity Health 0985214-IN 240315 e42715303
03/15	750.00	GOODYEAR TIRE PAYMENTS 240315 2125010518
03/15	725.92	CIM STA 240315 770021975
03/15	675.86	GEORGETOWN FINAN EBIX0224 240315
03/15	628.30	ALERA GROUP INC DIRECT-PAY 240314 67474645
03/15	537.79	AMERICAN EXPRESS SETTLEMENT 240315 1046396313
03/15	517.51	LOCKBOX DEPOSIT
03/15	446.00	SIMPLICIT - 6902 CORP PAY 240315 EBIX30374
03/15	408.00	RETIREMEN - 2327 CORP PAY 240315 EBIX30374
03/15	350.00	LIFEPRO FI- 8222 CORP PAY 240315 EBIX30374
03/15	316.00	TOTAL FINA- 2600 CORP PAY 240315 EBIX30374
03/15	262.80	HomeStreet Bank DIRECT PAY 240314 C000001491
03/15	186.00	Robert W. Baird PAYMENT 240315 0000024103
03/15	185.00	AMERIPRISE FINAN AFWFACH 240314 240314000001294
03/15	172.80	PAI-Operating Ac ACH Pmt 240314 00CTPAEBI
03/15	136.96	DAVIS FIN - 6010 CORP PAY 240315 EBIX30374
03/15	62.35	BRAINTREE FUNDING 240315 HHDT8P
03/15	23.10	ILLINOIS CEMENT TRADE PAY 240314 03950
03/15	23.00	Aon Corporation BK-7314724 240314 BK-7314724
03/15	21.50	BRAINTREE FUNDING 240315 4KXKNJ
03/15	16.09	BRAINTREE FUNDING 240315 8QB3V8
03/15	15.57	5060 MONTCLAIR checking 240315 770021975
03/15	13.20	3 MARK FINANCIAL ACH Pmt 240315 11125676043
03/15	1,782.00	INCOMING WIRE TRANSFER (MTS NO.240315004081)
03/15	20.76	INCOMING WIRE TRANSFER (MTS NO.240315003967)
03/18	170,434.89	PRUDENTIAL FINAN VEND PYMT 240318 104813
03/18	157,368.56	Ensight Q4 2023 240318 e42846768
03/18	149,400.00	JPMORGAN CHASE B PAYMENT 240318
03/18	139,686.93	LOCKBOX DEPOSIT
03/18	28,654.00	Mercury Insuranc PAYMENT 031524
03/18	5,912.42	SAGICOR LIFE INS SAGICORPMT 031824 VEBI001
03/18	2,923.78	Newman Financial ExpFeb 240318 CTZIUS33
03/18	2,858.00	J. Safra Inc. SAFRA BANK 240318 V00246
03/18	2,788.52	BANKCARD MERCH DEP 240315 948907957005015
03/18	2,775.64	GUIDANT GLOBAL I PAYABLES 240318 EBIX_CONS_LFG
03/18	2,500.00	RETURN SETTLE RETURN 240318 -SETT-AUTO 2

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/18	2,410.91	Acrisure, LLC PAYMENTS 240318 000000000309785
03/18	1,414.00	FMR LLC US-JPM-CCD 031824 2573208
03/18	1,388.78	FRATES BENEFITS EBIX 240318 13831634
03/18	498.26	MERRICK PAYMENT 240318 1003828
03/18	400.00	M & O MARKETING PAYABLES 031824 EBIX
03/18	255.00	ARROWHEADGENERAL PAYMENT 240315
03/18	42.08	BRAINTREE FUNDING 240318 BPNQ84
03/18	37.80	BRAINTREE FUNDING 240318 G8ZX98
03/18	13.07	MASSACHUSETTS MU EXPENSES M 240315 EBIINC
03/18	380.23	7062 DBT RETURN - 999999 HOTELSCOM72779 HOTELS.COM WA
03/19	59,682.00	HealthOne Allian PAYMENT 031924
03/19	51,997.90	LOCKBOX DEPOSIT
03/19	33,836.25	HSBC Bank USA, N 5362460443 240318 3269502
03/19	23,327.08	LOCKBOX DEPOSIT
03/19	23,032.68	E G C INC CCD PYMT 240318 072407812740967
03/19	19,200.00	AUTO-OWNERS INSU DAILY 240319
03/19	16,976.61	REDIRECT HEALTH VENDOR 240319
03/19	16,348.52	INTERNATIONAL PA TRADE PAY 240319
03/19	10,260.00	GROUP 1001 INNOV 0000009216 240319 160CCD002383
03/19	3,389.89	BANKCARD MERCH DEP 240318 948907957005015
03/19	2,306.99	VDDC Checking C10318 240319 ET000210
03/19	1,282.18	AMERICAN EXPRESS SETTLEMENT 240319 1046396313
03/19	1,278.29	JH LIFFE INS PAYMENT 031924 P10659916
03/19	888.03	Marsh and McLenn PAYMENTS 240319 2500165
03/19	170.00	PComp PY240319 240319
03/19	76.04	BANKCARD MERCH DEP 240318 948907957005015
03/19	19.00	BRAINTREE FUNDING 240319 6XQPF8
03/19	12.64	BRAINTREE FUNDING 240319 JNXHCJ
03/19	4.51	LOCKBOX DEPOSIT
03/20	101,580.71	BANK OF AMERICA 2003PPD_US 240320 200320001233802
03/20	90,369.82	LOCKBOX DEPOSIT
03/20	75,850.50	Ameritas Life In XO01ACH 240320 XO010000011231
03/20	73,043.24	LOCKBOX DEPOSIT
03/20	63,203.00	Ameritas Life In XO01ACH 240320 XO010000011232
03/20	41,087.78	BANKCARD MERCH DEP 240319 948907957005015
03/20	32,872.35	Symetra Fina 02 PAYABLES 240319 EBIINC01
03/20	18,537.74	National Western INV PYMT 240320 EBIX 31-0013253
03/20	11,404.06	National Western INV PYMT 240320 EBIX 31-0013253
03/20	5,330.00	National Western INV PYMT 240320 EBIX 51-0030739
03/20	2,786.17	ZELIS HEALTHCARE 11051 240320 1019599711051
03/20	2,048.50	Harrison Global PMT 240320 0056EBI01
03/20	2,000.00	BlueShieldCA PMD PAYMENT 240320 143529
03/20	1,950.00	LTCI PARTNERS, L AP PAYMENT 240319 4020-1123
03/20	1,500.00	STANFORD UNIVERS SU DIRECT 240320 3251781
03/20	202.46	BRAINTREE FUNDING 240320 2P56Q8
03/20	178.00	ARTHUR J GALLAGH DOMTZZ2007 240319 002EFTI032140
03/20	147.87	BRAINTREE FUNDING 240320 3TZZK8
03/20	106.35	FCB PAYMENTS 240320 30565
03/20	89.00	CENTERSTONEI4386 ACH0318AP 240320 DISB642472
03/20	84.00	NEDASTRA HOLDING EDI PYMNTS 240320 01-301520000128

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/20	45.58	National Western INV PYMT 240320 EBIX 51-0030739
03/20	.24	AMERICAN EXPRESS SETTLEMENT 240320 4101039048
03/21	171,328.08	LOCKBOX DEPOSIT
03/21	37,518.11	Symetra Fina 02 PAYABLES 240321 EBIINC01
03/21	32,536.50	JOHNS HOPKINS AP TRADE PAY 240321
03/21	19,715.00	NL ACCTS PAYABLE AP PAYMENT 240320 283907
03/21	19,050.00	*LINCOLN NATL INVOICE PY 240321 PMT-209442
03/21	14,075.64	SECURITY MUTUAL 10999 240320 009421705981963
03/21	13,957.75	PREFERRED CARE S PAYMENT 240321 SUPPLIER_CONNEC
03/21	13,000.00	WESTERN SOUTHERN EDI PYMNTS 240321 02000011134
03/21	8,829.00	ZENITH INSURANCE ZIC AP 511 240321 766286
03/21	5,000.00	*LINCOLN NATL INVOICE PY 240321 PMT-209664
03/21	3,530.00	BANK OF AMERICA 2003PPD_US 240321 200320000389862
03/21	3,500.00	Merative US L.P. PAYMENTS 240320 3860
03/21	3,000.00	*LINCOLN NATL INVOICE PY 240321 PMT-209665
03/21	2,724.00	LTCI PARTNERS, L AP PAYMENT 240320 4020-1123
03/21	2,080.00	*LINCOLN NATL INVOICE PY 240321 PMT-209446
03/21	1,970.00	*LINCOLN NATL INVOICE PY 240321 PMT-209450
03/21	1,820.00	SECURITY MUTUAL 10999 240320 009421705980962
03/21	1,599.00	PREFERRED CARE S PAYMENT 240321 SUPPLIER_CONNEC
03/21	1,515.00	*LINCOLN NATL INVOICE PY 240321 PMT-209662
03/21	1,280.00	*LINCOLN NATL INVOICE PY 240321 PMT-209448
03/21	1,025.63	BANKCARD MERCH DEP 240320 948907957005015
03/21	1,020.25	ALERA GROUP INC DIRECT-PAY 240320 68007821
03/21	800.00	*LINCOLN NATL INVOICE PY 240321 PMT-209847
03/21	624.07	Acrisure, LLC PAYMENTS 240320 000000000310545
03/21	559.00	MAI CAPITAL MANA VDR INVCES 240320 98789
03/21	511.50	MSIG Insurance S 31277 240320 000000000012947
03/21	502.50	MSIG Insurance S 31277 240320 000000000012949
03/21	435.00	AMERICAN EXPRESS SETTLEMENT 240321 5430020156
03/21	418.50	MSIG Insurance S 31277 240320 000000000012948
03/21	413.87	BANKCARD MERCH DEP 240320 948907957005015
03/21	400.00	CAPITAS FINANCIA 20240321 240321 Ebix
03/21	342.08	MIDLAND NATIONAL ACCTPAYABL 240319 100019000645142
03/21	289.00	NFP CA INSURANCE AP PAYMENT 240320 4600-1107
03/21	202.05	BWD GROUP AP PAYMENT 240320 2103-1013
03/21	193.32	ROSE & KIERNAN, AP PAYMENT 240320 5525-1298
03/21	155.90	BANKCARD MERCH DEP 240320 948907957005015
03/21	149.66	MIDLAND NATIONAL ACCTPAYABL 240319 100019000645132
03/21	148.00	JHN216 Group, In Invoices 240321 e43077781
03/21	130.20	BALLARD SP WA PAYMENT 240321 2416
03/21	101.12	BRAINTREE FUNDING 240321 CZYCJ4
03/21	86.00	Acrisure, LLC PAYMENTS 240321 000000000311027
03/21	67.22	BRAINTREE FUNDING 240321 JDMC2D
03/21	58.63	GUARANTY CALIF ACH VENDOR 240321
03/21	8.25	CONFIE ADMINISTR EDI PYMNTS 240321 0988537-IN
03/21	1,830.13	INCOMING WIRE TRANSFER (MTS NO.240321008903)
03/22	238,884.58	JH LIFFE INS PAYMENT 032224 P10758819

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/22	211,327.59	AMERICAN INTER02 EDI PYMT 032124 2000008775
03/22	167,889.01	AMERICAN EXPRESS SETTLEMENT 240322 1046396313
03/22	166,643.64	BANK OF AMERICA 2003PPD_US 240322 200320001565722
03/22	130,137.84	AETNA INC PAYMENTS 240322 0000787930
03/22	84,662.53	LOCKBOX DEPOSIT
03/22	36,405.62	FGBS FGBS JPM C 240322 7388
03/22	21,420.00	KPLLC7115 CORP PAY 240322
03/22	13,141.88	BANKCARD MERCH DEP 240321 948907957005015
03/22	8,409.68	Integrity Market Bill.com 240322 016GGUGWG3A7PWW
03/22	8,064.64	MAN LIFE INS PAYMENT 032224 P10758831
03/22	4,000.00	MARYKNOLL F N B AP 240322 20091
03/22	3,474.00	ATHENE LIFE INS. PAYMENTS 240322 288198
03/22	2,500.00	GROUP INS OPS PAYMENTS 240322 VEN00260
03/22	1,546.68	PRICESMART, INC. PAYMENTS 032224 20727-36097
03/22	1,136.00	AGIA805 566 9191 AGIA INC 240321 EFT000000010504
03/22	899.43	SIMPLICIT - 1245 CORP PAY 240322 EBIX30374
03/22	759.73	Aon Corporation BK-7326331 240321 BK-7326331
03/22	750.00	INSURANCE - 5468 CORP PAY 240322 EBIX30374
03/22	708.00	MIDWESTER - 3662 PAYMENT 032024 EBIXI001
03/22	515.00	MSIS, Inc. ePay 240322
03/22	380.18	FINANCIAL - 5591 CORP PAY 240322 EBIX30374
03/22	213.72	BANKCARD MERCH DEP 240321 948907957005015
03/22	125.00	Acrisure, LLC PAYMENTS 240322 000000000311431
03/22	77.00	RBC CAPITAL MARK PAYMENTS 240322
03/22	52.41	BRAINTREE FUNDING 240322 6N9258
03/22	47.70	Almo Corporation Payment 240322 7250
03/22	12.00	MICLAIMOPERATING CASH DISB 240322 EBIX
03/22	1.55	EDGEWOOD PARTNER VDR INVCES 240322 99201
03/22	119.72	CREDIT MEMO DIN 0748035303 170.52 CAD @ 0.7021 119.72 USD
03/25	241,908.49	BANKCARD MERCH DEP 240322 948907957005015
03/25	61,497.80	EDWARD JONES EDI PYMNTS 240325 01637928
03/25	49,007.20	ALLEGIANCE BENEF PAYABLES 032224 ACCLAMATION SYS
03/25	23,928.29	BANKCARD MERCH DEP 240322 948907957005015
03/25	19,766.72	BANKCARD MERCH DEP 240322 948907957005015
03/25	16,909.56	BANKCARD MERCH DEP 240322 948907957005015
03/25	14,880.93	BANKCARD MERCH DEP 240322 948907957005015
03/25	12,643.26	GUIDANT GLOBAL I PAYABLES 240325 EBIX_CONS_LFG
03/25	10,518.32	LOCKBOX DEPOSIT
03/25	6,007.00	*LINCOLN NATL INVOICE PY 240325 PMT-210481
03/25	5,180.00	UPRR TRADE PAY 240325
03/25	5,000.00	STONEX GROUP INC ACHTRANSAC 240325 3003799
03/25	2,726.39	DMI MARKETING IN AchBatch 240325 21653901
03/25	1,946.00	AMERICAN INTER02 EDI PYMT 032224 2000008985
03/25	745.00	LOCKBOX DEPOSIT
03/25	434.64	AMERICAN EXPRESS SETTLEMENT 240323 5430020156
03/25	409.43	Jacobs Co OP PAYMENTS 240325
03/25	300.00	RETURN SETTLE RETURN 240325 -SETT-AUTO 2

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/25	250.00	UNITED AGENCIESB PC CLEAR 240325 EBIXINC-02
03/25	95.00	Goddard Systems EDI PYMNTS 240325 VENDPYMT890
03/25	90.61	BRAINTREE FUNDING 240325 DHS9T4
03/25	47.51	BRAINTREE FUNDING 240325 KFVSPP
03/25	29.51	Nashville Wire Payables 240325 SUP0000360
03/26	174,763.31	LOCKBOX DEPOSIT
03/26	80,847.67	ATHENE LIFE INS. PAYMENTS 240326 288314
03/26	28,901.62	LOCKBOX DEPOSIT
03/26	20,000.00	Ibexis Life Ins Payments 240326 V00315
03/26	20,000.00	Ibexis Life Ins Payments 240326 V00315
03/26	18,715.00	Ibexis Life Ins Payments 240326 V00315
03/26	17,410.00	Ameritas Life In XO01ACH 240326 XO010000011360
03/26	6,076.20	Academy, LTD. PAYMENTS 240326 3068497
03/26	2,473.01	Marsh and McLenn PAYMENTS 240326 2502158
03/26	2,362.50	TRANSAMERICA LIF PAYABLES 240326 0770021975
03/26	2,062.71	NFP AP PAYMENT 240325 1010-3938
03/26	798.84	ASIANA MANAGEMEN Payment 240326 EBIXI001
03/26	756.83	BANKCARD MERCH DEP 240325 948907957005015
03/26	416.34	Brookfield Power 6/133934/1 240326 133934/240326/1
03/26	138.48	BRAINTREE FUNDING 240326 HQMQ5T
03/26	133.58	BANKCARD MERCH DEP 240325 948907957005015
03/26	107.00	Hibu Inc AP PAYMENT 240326 036076150
03/26	105.84	BANKCARD MERCH DEP 240325 948907957005015
03/27	189,965.31	LOCKBOX DEPOSIT
03/27	116,374.54	AMERICAN INTER02 EDI PYMT 032624 2000009242
03/27	107,071.71	ZELIS HEALTHCARE 11161 240327 1019975411161
03/27	99,912.80	BANKCARD MERCH DEP 240326 948907957005015
03/27	55,512.26	EQUITABLE FINANC DIRECT PAY 240327 RG00030931
03/27	14,400.00	OXFORD LIFE SAP ACH 240327
03/27	10,932.64	Bkly Tech Svcs L ACH 240326 AP0002357971
03/27	9,371.20	SUMMIT CONSULTIN 188691 240327 779937
03/27	6,314.00	REGIONS BANK AP VEND PYMT 240325 E4400
03/27	5,186.09	AMERICAN INTER02 EDI PYMT 032624 2000009241
03/27	4,646.51	FOUNDERSSEC2823 CREDITS 240326
03/27	4,048.65	BSA VENDORPMT 240327 EBIXIN001
03/27	3,700.00	DIVERSIFIED BNFT PAYMENTS 240327
03/27	3,157.04	AMERICAN EXPRESS SETTLEMENT 240327 1046396313
03/27	3,060.19	WACKER CHEMICAL PAYMENT 240327
03/27	1,817.90	BUILDERS MUTUAL MISC 240327 EBIX
03/27	1,165.00	FIVE POINT COMMU PAYMENTS 240326 26120727
03/27	515.00	LOCKBOX DEPOSIT
03/27	462.50	SOUTHEAST IOWA R PAYMENT 240327 SUP001393
03/27	423.00	Relation Insuran Payment 240326
03/27	358.80	AMERICAN EXPRESS SETTLEMENT 240327 4103304663
03/27	346.00	MIDLAND NATIONAL ACCTPAYABL 240325 100019000640552
03/27	247.76	BRAINTREE FUNDING 240327 2BNMY4
03/27	178.00	BANKCARD MERCH DEP 240326 948907957005015
03/27	126.25	Relation Insuran Payment 240326
03/27	57.46	BRAINTREE FUNDING 240327 HD3F3J
03/27	45.00	ESKENAZI HEALTH ESKENAZI 240326

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/27	41.08	JACK LONDON checking 240327 770021975
03/27	23.67	BRAINTREE FUNDING 240327 JW8J44
03/27	21.38	MIDLAND NATIONAL ACCTPAYABL 240325 100019000644402
03/27	11.97	BRAINTREE FUNDING 240327 36NC4P
03/27	312.13	9265 DBT RETURN - 781083 HOTELSCOM7276667 WA
03/28	70,384.89	PACIFIC LIFE INS ACH 240327 AP0013543046
03/28	56,379.91	BANKCARD MERCH DEP 240327 948907957005015
03/28	53,019.00	OpenSesame Bill.com 240328 025FAMSXLOUDWHZ
03/28	41,400.00	Kuvare Corporate OTHR 240327 13332
03/28	30,302.24	STANDARD INSURAN VENDOR PAY 240327 SUPPLIER_CONNEC
03/28	25,371.51	AMERICAN FAMILY PAYMENT 240327 240327EBIX INC
03/28	21,734.78	GARDEN GROVE PC CLEAR 240328 V01372
03/28	17,129.20	DORMITORY AUTHOR CORP PMT 240328 U75820
03/28	12,826.70	PREFERRED CARE S PAYMENT 240328 SUPPLIER_CONNEC
03/28	12,063.97	LOCKBOX DEPOSIT
03/28	5,879.00	*LINCOLN NATL INVOICE PY 240328 PMT-210485
03/28	5,291.30	DEPOSIT
03/28	5,223.44	Security Benefit SB Busines 240327 0000001109
03/28	4,296.49	TRANSAMERICA LIF PAYABLES 240328 0770021975
03/28	4,219.30	BANKCARD MERCH DEP 240327 948907957005015
03/28	3,758.70	WASTE MANAGEMENT DOMTBOA032 240328 9000435799
03/28	3,609.80	Security Benefit SB Busines 240327 0000001109
03/28	2,250.00	AMERICAN INTER02 EDI PYMT 032724 2000009411
03/28	2,000.00	BROWN & BROWN PAYMENTS 240327 EFT-01663990
03/28	1,829.57	P96822 HIGH GROU PAYMENTS 240328
03/28	1,710.00	BROOKFIELD HOSPI CASH CONC 240327 01065412
03/28	1,474.72	UTICA MUTUAL INS EFT MANUAL 240327 649453
03/28	1,472.01	Sequoia Living I EDI PYMNTS 240328 00019667
03/28	869.28	AMERICAN EXPRESS SETTLEMENT 240328 5430020156
03/28	544.38	OSCARMANAGEMENTC EDI PYMNTS 240328 100989074267821
03/28	249.00	Society Insuranc Misc 240328 EBIX
03/28	160.00	Security Benefit SB Busines 240327 0000001109
03/28	139.00	Decisely Insuran 0987787IN 240328
03/28	127.73	BJ’S RESTAURANTS TRADE PAY 240327 EBIXIN
03/28	116.00	Security Benefit SB Busines 240327 0000001109
03/28	101.25	TRANSAMERICA LIF PAYABLES 240328 0770021975
03/28	76.83	BANKCARD MERCH DEP 240327 948907957005015
03/28	46.00	TRANSAMERICA LIF PAYABLES 240328 0770021975
03/28	46.00	TRANSAMERICA LIF PAYABLES 240328 0770021975
03/28	35.05	BRAINTREE FUNDING 240328 7JQ444
03/28	39,755.00	INCOMING WIRE TRANSFER (MTS NO.240328004194)
03/29	5,000,000.00	ONLINE TRANSFER FROM CHECKING 6316483485
03/29	408,050.36	EDWARD JONES EDI PYMNTS 240329 01641597
03/29	110,705.75	CETERA FINANCIAL ACHLB03292 240329 962934
03/29	97,208.73	M Financial Payment 032924 00000213/3
03/29	76,701.73	LOCKBOX DEPOSIT
03/29	67,342.97	MASSACHUSETTS MU EXPENSES M 240328 EBIINC

Please See Additional Information on Next Page

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Main Document Page 65 of 80

Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
03/29	63,408.29	TruStage CMFGL PYMT 240328 0000098928
03/29	62,974.36	FORETHOUGHT LIFE ACH 240328 AP0000081363
03/29	55,809.97	AMERIPRISE FINAN AFWFACH 240328 240328000000701
03/29	52,666.64	MUTUAL OF OMAHA TRANSFERS 240329 AP0014154663
03/29	51,500.00	NEWOCEANHEALTH PAYMENTS 240329
03/29	43,884.30	AETNA INC PAYMENTS 240329 0000790992
03/29	40,695.00	AAC INC PAYNAP 240329 S280055
03/29	39,783.75	FGBS FGBS JPM C 240329 7388
03/29	33,202.71	MASSACHUSETTS MU EXPENSES M 240328 EBIINC
03/29	25,584.88	PAYPAL TRANSFER 240328 1033413952994
03/29	20,067.66	EAGLE LIFE AEGL PAYMENTS 240329
03/29	10,880.00	MASSACHUSETTS MU EXPENSES M 240328 EBIINC
03/29	6,618.59	ALAMO NEX CONST PAYMENTS 240328 200004912024EK5
03/29	5,100.00	LPL FINANCIAL 032724_LPL 240329 157243
03/29	5,000.00	MASSACHUSETTS MU EXPENSES M 240328 EBIINC
03/29	2,674.25	ALERA GROUP INC DIRECT-PAY 240328 68651233
03/29	2,392.75	MASSACHUSETTS MU EXPENSES M 240328 EBIINC
03/29	2,384.00	MASSACHUSETTS MU EXPENSES M 240328 EBIINC
03/29	1,972.07	BANKCARD MERCH DEP 240328 948907957005015
03/29	1,690.42	DUCK CREEK TECHN 35801 240328 229049
03/29	1,451.00	SIMPLICIT - 3293 CORP PAY 240329 EBIX30374
03/29	1,114.89	Hotaling Group I EBIX, INC. 032924
03/29	1,050.56	LOCKBOX DEPOSIT
03/29	1,008.00	32250 IMAGING H FIDESIC 032924 1407589
03/29	600.00	INSURANCE TECH PAYMENT 240329 707
03/29	521.52	BROWN & BROWN PAYMENTS 240328 EFT-01664377
03/29	380.18	FINANCIAL - 5591 CORP PAY 240329 EBIX30374
03/29	200.01	NATIONAL BROKERA Ven Co 240329 Vendor 11
03/29	136.00	STANDARD INSURAN VENDOR PAY 240328 SUPPLIER_CONNEC
03/29	59.81	BANKCARD MERCH DEP 240328 948907957005015
03/29	56.00	BRAINTREE FUNDING 240329 5FXTHJ
03/29	52.61	BRAINTREE FUNDING 240329 KF79T4
03/29	37.47	BROWN & BROWN PAYMENTS 240328 EFT-01664188
03/29	29.40	BROWN & BROWN PAYMENTS 240328 EFT-01664205
03/29	21.00	Arrowood Arrowpoint 240329 V-01103
03/29	3.07	Excel Industries VENDOR PMT 240329
03/29	8,000,000.00	INCOMING WIRE TRANSFER (MTS NO.240329014920)

Daily Balance						Current Balance
Date	Balance	Date	Balance	Date	Balance	=	12,462,710.51
03/01	10,592,484.35	03/12	5,751,748.92	03/21	5,399,311.87
03/04	10,816,665.10	03/13	6,394,999.44	03/22	5,983,265.40
03/05	11,058,487.41	03/14	5,817,468.09	03/25	6,438,648.78
03/06	11,284,938.13	03/15	6,152,588.81	03/26	6,799,923.28
03/07	6,820,893.75	03/18	5,736,557.41	03/27	6,531,933.57
03/08	5,930,743.15	03/19	5,790,852.87	03/28	5,080,920.26
03/11	5,289,473.05	03/20	6,132,680.54	03/29	12,462,710.51

Please See Additional Information on Next Page

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Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page of 81 Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page 67 of 81 Page 31 of 31 ~:E CitizenS™ ELECTRONIC TRANSFERS Checking Account Balance Worksheet Before completing this worksheet, please be sure to adjust your checkbook register balance by • Adding any interest earned • Subtracting any fees or other charges 1 Your current balance on this statement $ Current Balance List deposits which do not appear on this statement Date Amount Date Amount +$ Total of 2 3 Subtotal by adding 1 and 2 =$ Subtotal of 1 and 2 4 List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement. Date/ Amount Date/ Amount Check No. Check No. -$ Total of 4 5 Subtract 4 from 3. This should match your checkbook register balance. =$ Total CUSTOMER SERVICE If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address: Citizens Customer Service Center P.O. Box42001 Providence, RI 02940-2001 Change of Address Please call the number shown at the front of your statement to notify us of a change of address. DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE Personal deposit accounts, such as CD’s and savings accounts, cannot be transferred to another person or to a corporate entity. Citizens is a brand name of Citizens Bank, NA REV 12122 In Case of Errors or Questions About Your Electronic Transfers (For Consumer Accounts Used Primarily for Personal, Family or Household Purposes) Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. • Tell us your name and account number, if any. • Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information. • Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt. • 1¥ will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information. For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. (For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.) OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY What To Do If You Think You Find A Mistake On Your Statement: If you think there is an error on your statement write to us at the customer service address provided as soon as possible. In your letter, give us the following information: • Account information: Your name and account number. • Dollar amount: The dollar amount of the suspected error. • Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake. You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true: • We cannot try to collect the amount in question or report you as delinquent on that amount. • The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount. • While you do not have to pay the amount in question, you are responsible for the remainder of your balance. • We can apply any unpaid amount against your credit limit. INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD Calculating your Interest Charge We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period. Calculating your Average Daily Balance To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account. Credit Bureau Reporting We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete. Thank you for banking with Citizens.

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Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page of 81 1+3-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page 68 of 81 1 LlzenS™ Commercial Account US747 IBR558 I5 ROP 450 P.O. Box 7000 Providence, RI 02940 EBIX INC DEBTOR IN POSSESSION CASE 23-80004 PAYROLL 1 EBIXWAY JOHNS CREEK GA 30097-5801 Statement Page 1 of 4 Beginning March 01,2024 through March 31,2024 Questions? Contact us today: CALL: Commercial Account Customer Service 1-800-862-6200 VISIT: Access your account online: citizensbank.com MAIL: Citizens Customer Service Center P.O . Box 42001 Providence, RI 02940-2001 EBIX INC DEBTOR IN POSSESSION CASE 23-80004 PAYROLL Business Checking w/lnterest XXXXXX-349-3 Business Checking w/lnterest for XXXXXX-349-3 Balance Calculation Balance Previous Balance Checks .00 2,850.16 Average Daily Balance Interest Interest Earned .00 Interest Paid This Year .00 You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 . Your average daily balance* used to qualify this statement period is: $0 Your next statement period will end on April 30, 2024. *The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts. Please See Additional Information on Next Page Member FDIC G:r Equal Housing Lender

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Business Checking w/Interest for XXXXXX-349-3 Continued

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 349-3

Checks *(Note - checks that are present out of numeric sequence are denoted with an asterisk (*))*

Check #	Amount	Date	Check #	Amount	Date
574	379.73	03/07	585*	250.00	03/27
576*	250.00	03/06	1006*	1,590.70	03/11
583*	379.73	03/29			

Previous Balance	
	.00
Total Checks	
-	2,850.16

Total Debits	
-	3,049,259.86

Deposits & Credits

Total Deposits & Credits	
+	3,052,110.02

Please See Additional Information on Next Page

Member FDIC Equal Housing Lender

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page of 81 Business Checking w/lnterest for XXXXXX-349-3 Balance Calculation Balance Previous Balance Checks .00 2,850.16 Average Daily Balance Interest .00 Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Main Desc Page Document Page 69 of 81 2 of 4 Business Checking w/lnterest for XXXXXX-349-3 Continued TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 349-3 Check # Amount Date Check # Amount Date .00 574 379.73 03/07 585* 250.00 03/27 Total Checks 576* 583* 250.00 379.73 03/06 1006* 1,590.70 03/11 Business Checking w/lnterest for XXXXXX-349-3 Balance Calculation Balance Previous Balance Checks .00 2,850.16 Average Daily Balance Interest .00 Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Main Desc Page Document Page 69 of 81 2 of 4 Business Checking w/lnterest for XXXXXX-349-3 Continued TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 349-3 Check # Amount Date Check # Amount Date ..00 574 379.73 03/07 585* 250.00 03/27 Total Checks 576* 583* 250.00 379.73 03/06 1006* 1,590.70 03/11 2,850.16 03/29 Debits ** **May include checks that have been processed electronically by the payee/merchant. Total Debits Date Amount Description 3,049,259.86 Other Debits 03/14 179,327.37 OUTGOING WIRE TRANSFER (MTS NO.240314003053) 03/14 994,106.43 OUTGOING WIRE TRANSFER (MTS NO.240314003055) 03/28 168,932.06 OUTGOING WIRE TRANSFER (MTS NO.240328004358) 03/28 1,125,735.33 OUTGOING WIRE TRANSFER (MTS NO.240328004359) 03/28 581,158.67 OUTGOING WIRE TRANSFER (MTS NO.240328012252) Deposits & Credits Total Deposits & Credits Date Amount Description + 3,052,110.02 03/06 250.00 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 03/07 379.73 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 03/11 1,590.70 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 03/14 1,173,433.80 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 03/27 250.00 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 03/28 1,875,826.06 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF 03/29 379.73 TRANSFER FROM CHECKING ACCT 060 6316482705 CTZTRF Date Balance Date Balance Date Balance .00 03/06 .00 03/14 .00 03/28 .00 03/07 .00 03/27 .00 03/29 ..00 03/11 .00 Checks (Note -checks that are present out ofnumeric sequence are denoted with an asterisk (*)) Previous Balance Please See Additional Information on Next Page Member FDIC G:r Equal Housing Lender

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Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page of 81 Business Checking w/lnterest for XXXXXX-349-3 Balance Calculation Balance Previous Balance Checks .00 2,850.16 Average Daily Balance Interest Checks (Note -checks that are present out ofnumeric sequence are denoted with an asterisk (*)) Previous Balance Please See Additional Information on Next Page Member FDIC G:r Equal Housing Lender Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page 70 of 81 Page 3 of 4 ~:E CitizenS™ Business Checking w/lnterest for XXXXXX-349-3 Continued Daily Balance Current Balance Member FDIC G Equal Housing Lender Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page 71 of 81 Page 4 of 4

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Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page of 81 E CitizenS™ ELECTRONIC TRANSFERS Checking Account Balance Worksheet Before completing this worksheet, please be sure to adjust your checkbook register balance by • Adding any interest earned • Subtracting any fees or other charges 1 Your current balance on this statement $ Current Balance List deposits which do not appear on this statement Date Amount Date Amount +$ Total of 2 3 Subtotal by adding 1 and 2 =$ Subtotal of 1 and 2 4 List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement. Date/ Amount Date/ Amount Check No. Check No. -$ Total of 4 5 Subtract 4 from 3. This should match your checkbook register balance. =$ Total CUSTOMER SERVICE If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address: Citizens Customer Service Center P.O. Box42001 Providence, RI 02940-2001 Change of Address Please call the number shown at the front of your statement to notify us of a change of address. DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE Personal deposit accounts, such as CD’s and savings accounts, cannot be transferred to another person or to a corporate entity. Citizens is a brand name of Citizens Bank, NA REV 12122 In Case of Errors or Questions About Your Electronic Transfers (For Consumer Accounts Used Primarily for Personal, Family or Household Purposes) Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. • Tell us your name and account number, if any. • Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information. • Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt. • 1¥ will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information. For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. (For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.) OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY What To Do If You Think You Find A Mistake On Your Statement: If you think there is an error on your statement write to us at the customer service address provided as soon as possible. In your letter, give us the following information: • Account information: Your name and account number. • Dollar amount: The dollar amount of the suspected error. • Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake. You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true: • We cannot try to collect the amount in question or report you as delinquent on that amount. • The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount. • While you do not have to pay the amount in question, you are responsible for the remainder of your balance. • We can apply any unpaid amount against your credit limit. INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD Calculating your Interest Charge We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period. Calculating your Average Daily Balance To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account. Credit Bureau Reporting We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete. Thank you for banking with Citizens.

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Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page of 81 +3-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page 72 of 81 1 LlzenS™ Commercial Account US702 IBR558 Statement ROP 450 P.O. Box 7000 Providence, RI 02940 Page 1 of 4 Beginning March 01,2024 through March 31,2024 Questions? Contact us today: EBIX INC DEBTOR IN POSSESSION CASE 23-80004 CALL: OAKSTONE MEDICAL Commercial Account Customer 1 EBIXWAY Service JOHNS CREEK GA 30097-5801 1-800-862-6200 VISIT: Access your account online: citizensbank.com MAIL: Citizens Customer Service Center P.O . Box 42001 Providence, RI 02940-2001 EBIX INC DEBTOR IN POSSESSION CASE 23-80004 OAKSTONE MEDICAL Business Checking w/lnterest XXXXXX-348-5 Business Checking w/lnterest for XXXXXX-348-5 Balance Calculation Balance Previous Balance 4,229,280.78 Average Daily Balance 4,125,366.70 Checks .00 Interest Interest Earned .00 Interest Paid This Year 1,328.98 You can waive the monthly maintenance fee of $17.99 by maintaining an average daily balance in your account of $15,000 . Your average daily balance* used to qualify this statement period is: $4,136,248 Your next statement period will end on April 30, 2024. *The Average Daily Balance used to calculate interest on your account may differ from the average daily balance used to determine if your monthly maintenance fee is waived due to minor differences in how we calculate these amounts. Please See Additional Information on Next Page Member FDIC G:r Equal Housing Lender

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Business Checking w/Interest for XXXXXX-348-5 Continued

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 348-5

Debits			Previous Balance
**May include checks that have been processed electronically by the payee/merchant.
Date	Amount	Description	4,229,280.78
Other Debits			Total Debits

03/21	893.40	TRUIST CRP REVERSAL 240319 0070033224	- 5,000,893.40
03/29	5,000,000.00	ONLINE TRANSFER TO CHECKING 6316482705

Total Deposits & Credits

Deposits & Credits	+ 820,250.44

Date	Amount	Description
03/01	15,408.74	BRAINTREE FUNDING 240301 GPKDKT
03/01	179.72	BRAINTREE FUNDING 240301 CR4NCJ
03/04	20,069.32	BRAINTREE FUNDING 240304 9F9YKT
03/04	456.58	BRAINTREE FUNDING 240304 FPSW58
03/05	27,441.71	BRAINTREE FUNDING 240305 JMJQNJ
03/05	194.59	BRAINTREE FUNDING 240305 9R5WMY
03/06	69,709.33	BRAINTREE FUNDING 240306 7M6SFT
03/06	15,449.83	BENEFITS PARTNER 202024076 240306 NO. 398790
03/07	29,304.76	BRAINTREE FUNDING 240307 6BJN2D
03/07	2,900.02	CITY OF SEATTLE EDI PYMNTS 240307 AP0000129909
03/08	18,609.16	BRAINTREE FUNDING 240308 2T4S98
03/08	4,215.83	INGRAM MICRO3283 Ingram Mic 240308 Ebix
03/08	3,992.47	JEFF-LEWIS ADMIN CORP PAY 240308
03/11	28,086.92	BRAINTREE FUNDING 240311 J58G58
03/12	13,849.51	BRAINTREE FUNDING 240312 JNWGY4
03/12	621.65	BRAINTREE FUNDING 240312 6359YP
03/13	39,659.68	BRAINTREE FUNDING 240313 KDNBSJ
03/13	6,180.56	BENEFITS PARTNER 202024076 240313 NO. 398790
03/13	1,255.62	BRAINTREE FUNDING 240313 5FC398
03/13	434.87	BARTON SOLVENTS 031324 WB 031324 47789
03/14	10,094.56	BRAINTREE FUNDING 240314 FHV7PP
03/14	900.17	BRAINTREE FUNDING 240314 6VH8TP
03/14	358.62	BARTON SOLV CB 03/12/2024 031324 47758
03/15	72,599.88	LOCKBOX DEPOSIT
03/15	11,679.34	BRAINTREE FUNDING 240315 9QJXV8
03/18	24,494.27	BRAINTREE FUNDING 240318 6K2XZT
03/19	33,146.61	BRAINTREE FUNDING 240319 7RWZNJ
03/19	1.45	AMERICAN EXPRESS SETTLEMENT 240319 1108515073
03/20	50,897.68	BRAINTREE FUNDING 240320 8W6Q5T
03/20	893.40	TRUIST CRP TRUIST CRP 240319 0070033224
03/21	19,962.88	BRAINTREE FUNDING 240321 6ZGBD4
03/22	23,871.21	BRAINTREE FUNDING 240322 FT5K5T
03/22	1,050.00	GROUP INS OPS PAYMENTS 240322 VEN00492
03/22	577.01	BRAINTREE FUNDING 240322 HGGCCJ
03/22	10.70	AMERICAN EXPRESS SETTLEMENT 240322 1108515073
03/25	31,806.51	BRAINTREE FUNDING 240325 3G7YF8
03/25	447.19	Kinkisharyo LLC EDI PYMNTS 240325 100910074148775
03/25	160.00	INCOMING WIRE TRANSFER (MTS NO.240325003128)
03/26	24,341.22	BRAINTREE FUNDING 240326 8P5Q3J

Please See Additional Information on Next Page

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Main Document Page 73 of 80

Business Checking w/Interest for XXXXXX-348-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
03/27	58,015.58	LOCKBOX DEPOSIT
03/27	43,310.30	BRAINTREE FUNDING 240327 JMYDHJ
03/27	27,822.98	LOCKBOX DEPOSIT
03/27	18,424.20	LOCKBOX DEPOSIT
03/27	14,788.47	LOCKBOX DEPOSIT
03/27	890.43	ARTHUR J GALLAGH DOMTZZ2008 240326 002EFTI032616
03/27	820.94	BRAINTREE FUNDING 240327 HD88WY
03/28	23,472.49	BRAINTREE FUNDING 240328 483HPP
03/29	26,893.30	BRAINTREE FUNDING 240329 DPKFK8
03/29	498.18	LOCKBOX DEPOSIT

Daily Balance						Current Balance
Date	Balance	Date	Balance	Date	Balance	= 48,637.82
03/01	4,244,869.24	03/12	4,479,770.92	03/21	4,751,437.11
03/04	4,265,395.14	03/13	4,527,301.65	03/22	4,776,946.03
03/05	4,293,031.44	03/14	4,538,655.00	03/25	4,809,359.73
03/06	4,378,190.60	03/15	4,622,934.22	03/26	4,833,700.95
03/07	4,410,395.38	03/18	4,647,428.49	03/27	4,997,773.85
03/08	4,437,212.84	03/19	4,680,576.55	03/28	5,021,246.34
03/11	4,465,299.76	03/20	4,732,367.63	03/29	48,637.82

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 74 of 80

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc Main Document Page 75 of 81 Page 4 of 4 ~:E CitizenS™ ELECTRONIC TRANSFERS Checking Account Balance Worksheet Before completing this worksheet, please be sure to adjust your checkbook register balance by • Adding any interest earned • Subtracting any fees or other charges 1 Your current balance on this statement $ Current Balance [GRAPHIC APPEARS HERE]List deposits which do not appear on this statement Date Amount Date Amount +$ Total of 2 3 Subtotal by adding 1 and 2 =$ Subtotal of 1 and 2 4 List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement. Date/ Amount Date/ Amount Check No. Check No. -$ Total of 4 5 Subtract 4 from 3. This should match your checkbook register balance. =$ Total CUSTOMER SERVICE In Case of Errors or Questions About Your Electronic Transfers (For Consumer Accounts Used Primarily for Personal, Family or Household Purposes) Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared. • Tell us your name and account number, if any. • Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information. • Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt. • 1¥ will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information. For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. (For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.) OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY What To Do If You Think You Find A Mistake On Your Statement: If you think there is an error on your statement write to us at the customer service address provided as soon as possible. In your letter, give us the following information: • Account information: Your name and account number. • Dollar amount: The dollar amount of the suspected error. • Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake. You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true: • We cannot try to collect the amount in question or report you as delinquent on that amount. • The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount. • While you do not have to pay the amount in question, you are responsible for the remainder of your balance. • We can apply any unpaid amount against your credit limit. INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD Calculating your Interest Charge We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period. If you have any questions regarding your account or discover an error,call the. . number shown on the front of your statement or write to us atthe following address: Citizens Customer Service Center P.O. Box42001 Providence, RI 02940-2001 Change of Address Please call the number shown at the front of your statement to notify us of a change of address. DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE Personal deposit accounts, such as CD’s and savings accounts, cannotbe transferred to another person or to a corporate entity. Citizens is a brand name of Citizens Bank, NA REV 12122 Calculating your Average Dally Balance To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account. Credit Bureau Reporting We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete. Thank you for banking with Citizens.

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
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TAIMMA COMMUNICATIONS INC Statement of Account Friday, March 01, 2024 - Sunday, March 31, 2024

Account Name:	Account:		Branch:	Currency:
XXXXX XXX6091	XXX6091		4280	USD

B/D Description	Debit	Credit	Date	Balance
Balance Forward			03/01/2024	$364.95
Service Charge	$5.00		03/21/2024	$359.95
Closing Balance			03/28/2024	$359.95
Totals:	$5.00	$0.00
Item Count:	1	0

Generated on: 14:20:55 Thu Apr 11, 2024	Page 4

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Ebix, Inc

Regions Oakstone

Bank Reconciliation

March 31, 2024

Bank A/C #: xxxxxx6154

G/L A/C #: 100445

Date	Description	Amount	Amount
		100305	100445
3/31/24	Book Balance	—	706,152.90
3/31/24	Wires in transit		16,297.59
3/31/24	Passthrus not posted
3/31/24	Oakstone deposits in Regions op account		0.00
3/31/24	Checks in transit		855.07
3/31/24	Chargebacks not posted
3/31/24	CC in transit		(674,159.06)
3/31/24	Items in Suspense/posting errors		—
	Unreconciled immaterial		(508.68)
	Transfer
	Interest Paid
	Returned CC?		—
	Adjusted Book Balance	—	48,637.82

3/31/24	Bank Balance		48,637.82
	Difference	—	0.00

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Ebix, Inc

PNC

Bank Reconciliation

March 31, 2024

Bank Ac# 0832

GL# 100350

Date	Description	Amount
3/31/24	Book Balance	$34,307.92
	Outstanding Checks	62,460.37
	2/29 Check 6864 Reversal	(1,000.00)
	Duplicate Checks Cleared Nov23	(1,883.75)
	Checks voided and cleared Jan24	($13,786.36)
	Checks voided and cleared Feb24	($1,100.00)
	Returned Checks Nov23	6,050.00
	Returned Checks Jan24	450.00
	Transfers
	Fees

	Adjusted Book Balance	85,498.18

3/31/24	Bank Balance	85,498.18
	Difference	0.00

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
Main Document Page 78 of 80

Ebix, Inc

Citizens Main Operating

Bank Reconciliation

March 31, 2024

Bank A/C #: xxxxxx2705

GL#: 100430; Bank code B

Date	Description	Amount
3/31/24	Book Balance	12,574,478.58
3/31/24	Outstanding Checks	8,139.00
3/31/24	Detailed CR reconciling items prior to current month	164,483.73
3/31/24	PAC	(1,367.00)
3/31/24	Payve Vs AMEX 4663	(72,251.77)
3/31/24	Credit Card Deposits in Transit	(218,034.19)
3/31/24	Detailed AP MC rec items	$2,572.51
3/31/24	OA Rec	($154,746.41)
	Wires not posted	$159,434.79
	immaterial variance	$1.27
	Adjusted Book Balance	12,462,710.51

3/31/24	Bank Balance	12,462,710.51

	Difference	0.00

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
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Ebix, Inc

Payroll- Regions

Bank Reconciliation

March 31, 2024

Bank A/C #: xxxxxx8891

G/L A/C #: 100440

Date	Description	Amount
3/31/24	Book Balance	(3,752.53)
	Outstanding Checks:	5,431.84
	Balance transfer from 100310	(1,681.73)
	Transfers
	In Transit 3/1 payroll
	Fees
	Unreconciled Difference	2.42

	Adjusted Book Balance	(0.00)

3/31/24	Bank Balance	—

	Difference	(0.00)

Case 23-80004-swe11 Doc 523 Filed 04/22/24 Entered 04/22/24 14:41:30 Desc
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Ebix, Inc

Checking GL# 100500-0000-00-0000 - TD Bank- # xxxxx xxx6091 (in USD)

Bank Reconciliation

March 31, 2024

Date	Description	Amount	Comments
3/31/24	Book Balance	359.95
	Bank Fees

	Adjusted Book Balance	$359.95

3/31/24	Bank Balance	359.95
	Difference	—